SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-12.

WM. WRIGLEY JR. CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Wm. WRIGLEY Jr. Company

Wrigley Building  •  410 North Michigan Avenue  •  Chicago, Illinois 60611

NOTICE OF ANNUAL MEETING

To the Stockholders:

     The Annual Meeting of Stockholders of the Wm. Wrigley Jr. Company, a Delaware corporation, will be held at the University of Chicago Gleacher Center, 450 North Cityfront Plaza Drive, Sixth Floor, Chicago, Illinois, on Tuesday, March 5, 2002, at 9:00 a.m., Central Standard Time, for the following purposes:

1.     To elect the full Board of nine directors;

To amend the Company’s Certificate of Incorporation:

     2.     To Adopt a Classified Board of Directors;

     3.     To Amend requirement that stockholder action be taken at a meeting;

     4.     To Limit the size of the Board of Directors;

     5.     To Amend the automatic Class B Common Stock conversion provision;

     6.     To Amend the sunset provision for Class B Common Stock;

7.     To amend the Company’s 1997 Management Incentive Plan;

8.     To ratify the appointment of independent auditors for the year ending December 31, 2002;

9.     To consider and act upon a stockholder proposal as set forth in the attached Proxy Statement; and

10. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     Stockholders of record at the close of business on Tuesday, January 15, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     Your copy of the 2001 Annual Report of the Wm. Wrigley Jr. Company is enclosed.

     You can help your Company prepare for the Annual Meeting by voting your proxy as soon as possible. You may vote your proxy by marking, signing and dating the accompanying proxy card and returning it as soon as possible. For your convenience, a return envelope is enclosed with postage paid. Or, you can vote electronically over the telephone or the Internet as described on the accompanying proxy card.

By Authorization of the Board of Directors,

HOWARD MALOVANY, Vice President, Secretary and General Counsel

Chicago, February 5, 2002

YOUR VOTE IS IMPORTANT. WHETHER YOU OWN ONE SHARE OR MANY, YOUR PROMPT COOPERATION IN VOTING YOUR PROXY IS GREATLY APPRECIATED.

GENERAL
PROPOSAL 1 ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
MEETINGS AND COMMITTEES OF THE BOARD
COMPENSATION OF DIRECTORS
PROPOSAL 2 APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS (ARTICLE THIRTEENTH)
PROPOSAL 3 REQUIREMENT THAT STOCKHOLDER ACTION BE TAKEN AT A MEETING (ARTICLE NINTH)
PROPOSAL 4 APPROVAL OF PROVISION LIMITING THE SIZE OF THE BOARD OF DIRECTORS (ARTICLE TWELFTH)
PROPOSAL 5 APPROVAL OF CHANGE TO AUTOMATIC CLASS B COMMON STOCK CONVERSION TRIGGER (ARTICLE FOURTH, PARAGRAPH (d)(8))
PROPOSAL 6 APPROVAL OF ELIMINATION OF CLASS B COMMON STOCK SUNSET PROVISION (ARTICLE FOURTH, PARAGRAPH (d)(9))
PROPOSAL 7 APPROVAL OF AMENDMENT TO THE WM. WRIGLEY JR. COMPANY 1997 MANAGEMENT INCENTIVE PLAN
PROPOSAL 8 THE RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
PROPOSAL 9 STOCKHOLDER PROPOSAL
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
FIVE-YEAR TOTAL STOCKHOLDER RETURN
SUMMARY COMPENSATION TABLE
WRIGLEY STOCK OPTION PROGRAM
LONG-TERM STOCK GRANT PROGRAM
PENSION PLAN
AUDIT COMMITTEE DISCLOSURE
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
OTHER BUSINESS
APPENDIX A
APPENDIX B
APPENDIXC
PROXY CARD

Proxy Statement for the

Annual Meeting of Stockholders of the

WM. WRIGLEY JR. COMPANY

To Be Held on Tuesday, March 5, 2002

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 9:00 A.M., TUESDAY, MARCH 5, 2002

GENERAL

      SOLICITATION OF PROXIES. The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of the Wm. Wrigley Jr. Company (the “Company”) in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m. on Tuesday, March 5, 2002, and at any adjournments thereof. The principal executive offices of the Company are located in the Wrigley Building at 410 North Michigan Avenue, Chicago, Illinois 60611. This proxy statement, the enclosed proxy card and a copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2001 are being mailed on or about February 5, 2002 to stockholders of record as of January 15, 2002.

      COSTS OF SOLICITATION. The costs of soliciting proxies will be borne by the Company. In addition to the use of the mails, certain directors, officers or employees of the Company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Company’s Common and Class B Common Stock. The Company will compensate Innisfree M&A, Inc. a fee of approximately $15,000 to assist in communicating with the Company’s stockholders.

      OUTSTANDING VOTING SHARES. Stockholders of record at the close of business on Tuesday, January 15, 2002, will be entitled to notice of and to vote at the Annual Meeting. As of January 15, 2002, there were 182,601,309 shares of Common Stock and 42,632,185 shares of Class B Common Stock outstanding and entitled to notice and to vote. Each share of Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes on each matter presented to the stockholders.

      VOTE REQUIRED FOR APPROVAL. Shares of both classes of Common Stock will vote together as a single class with respect to Proposals 1, 2, 3, 4, 5, 6, 7, 8 and 9. Under the Company’s Bylaws, Proposals 1, 2, 3, 4, 5, 6, 7, 8 and 9 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the Annual Meeting in person or by proxy. With respect to Proposal 1 votes may be cast by a stockholder in favor of the nominees or withheld. With respect to Proposals 2, 3, 4, 5, 6, 7, 8 and 9 votes may be cast by a stockholder in favor of or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter. Broker nonvotes, if any, while counted for general quorum purposes, are not deemed to be present with respect to any matter for which a broker does not have authority to vote.

      VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by the Company prior to the Annual Meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Annual Meeting will be voted FOR Proposals 1, 2, 3, 4, 5, 6, 7, and 8 and AGAINST Proposal 9. You may revoke your proxy by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by submitting a later-dated proxy or by attending the Annual Meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy card and return it as promptly as possible in the envelope enclosed for that purpose. Stockholders of record can also give proxies by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Specific instructions for stockholders of record who wish to use the telephone or Internet voting procedures are included with the enclosed proxy card. The use of Internet voting and the Company’s voting procedures comply with applicable state law.

PROPOSAL 1
ELECTION OF DIRECTORS

      The annual election of the Board will take place at the Annual Meeting. At its meeting held on August 15, 2001, the Board increased the size of the Board from eight to nine. Mr. Howard B. Bernick was elected to fill the vacancy created by the increase. At its meeting held on January 23, 2002, the Board approved the recommendation of the Nominating Committee that nine directors be elected for the ensuing year at the March 5, 2002 Annual Meeting.

      If Proposal 2 is approved by stockholders, and if each of the nine nominees is elected, the Board of Directors will be divided into three classes, with Class I Directors to serve on the Board until the annual meeting in 2003; Class II Directors to serve on the Board until the annual meeting in 2004; and Class III Directors to serve on the Board until the annual meeting in 2005.

      If Proposal 2 is approved, Ms. Rich and Messrs. Bard and Bernick would be elected Class I Directors; Messrs. Knowlton, Sample, and Shumate would be elected Class II Directors; and Ms. Pritzker and Messrs. Smucker and Wrigley, Jr. would be elected Class III Directors. If Proposal 2 is not approved by stockholders, each of the nine nominees, if elected, will serve on the Board until the next annual meeting or until their successors shall be duly elected and qualified in accordance with the Bylaws. All nominees are presently members of the Board. If any of the nine nominees should become unable to accept election, the persons named in the proxy as members of the proxy committee may vote for such other person or persons as may be designated by the Board or the proxy committee. Management has no reason to believe that any of the nominees named below will be unable to serve.

      Approval of the nominees for election to the Board will require the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock and Class B Common Stock represented at the Annual Meeting in person or by proxy, voting together as a single class.

John F. Bard
Mr. Bard, 60, a Director of the Company since 1999, was Senior Vice President from 1991 until 1999 and Executive Vice President from 1999 until 2000, when he retired from the Company.
Howard B. Bernick
Mr. Bernick, 49, a Director of the Company since August 2001, has, since 1986, been a Director and, since 1994, President and Chief Executive Officer of Alberto-Culver Company, a global manufacturer, marketer and distributor of beauty and hair care products. Mr. Bernick is also a Director of AAR Corp. Mr. Bernick is a member of the Audit and Compensation Committees.

Thomas A. Knowlton
Mr. Knowlton, 55, a Director of the Company since 1996, has, since 2000, been Dean of the Faculty of Business at Ryerson Polytechnic University, Toronto, Canada. He was Executive Vice President of the Kellogg Company from 1992 until 1998 and was President-Kellogg North America from 1994 until 1998. Mr. Knowlton is Chairman of the Compensation Committee.
Penny Pritzker
Ms. Pritzker, 42, a Director of the Company since 1994, has been Chairman of Classic Residence by Hyatt, an affiliate of Hyatt Corporation, since 1987 and President of Pritzker Realty Group L.P., which acts as an investment advisor in the acquisition and development of real estate, since 1991. Ms. Pritzker is also a Director of Hyatt Corporation and Hyatt International Corporation and a private investor. Ms. Pritzker is Chairman of the Nominating Committee.
Melinda R. Rich
Ms. Rich, 44, a Director of the Company since 1999, has been President of Rich Entertainment Group since 1994, an Executive Vice President of Innovation since 1997, and, since 1998, a Director of Rich Products Corporation. Rich Products Corporation, Buffalo, New York, is a multinational, privately-held, family-owned manufacturer and distributor of nondairy and frozen food products. Ms. Rich is also a Director of M&T Bank Corporation, Buffalo, New York. Ms. Rich is a member of the Audit and Nominating Committees.
Steven B. Sample
Dr. Sample, 61, a Director of the Company since 1997, has been President of the University of Southern California since 1991. Dr. Sample is a Director of Unova, Inc., AMCAP Fund Inc., American Mutual Fund, Inc. and Advanced Bionics Corporation. Dr. Sample is a member of the Compensation and Nominating Committees.

Alex Shumate
Mr. Shumate, 51, a Director of the Company since 1998, has been a partner of the law firm Squire, Sanders & Dempsey, L.L.P., resident in Columbus, Ohio, since 1988, and its Managing Partner since 1991. Mr. Shumate is also a Director of The Limited, Inc. Mr. Shumate is a member of the Audit and Compensation Committees.
Richard K. Smucker
Mr. Smucker, 53, a Director of the Company since 1988, has been Co-Chief Executive Officer since 2001 and President and a Director of The J.M. Smucker Company, a manufacturer of food spreads and food spread-related items, since 1987 and 1975, respectively. Mr. Smucker is also a Director of The Sherwin-Williams Company and International Multifoods, Inc. Mr. Smucker is Chairman of the Audit Committee.
William Wrigley, Jr.
Mr. Wrigley, Jr., 38, a Director of the Company since 1988, has been President and Chief Executive Officer since 1999, was Vice President of the Company from 1991 to 1999 and was Assistant to the President from 1985 to 1992. Mr. Wrigley, Jr. is also a Director of The J.M. Smucker Company.

YOUR BOARD RECOMMENDS THAT STOCKHOLDERS

VOTE FOR ALL DIRECTORS.

Security Ownership of Directors and Executive Officers

      The following table sets forth the beneficial ownership of Company Common Stock and Class B Common Stock as of January 15, 2002, for each director and nominee, the Chief Executive Officer, the next four most highly compensated executive officers, and for all directors and executive officers as a group.

				Options Currently
			Common Stock	Exercisable
Name	Common Stock(1)		Units(2)	or within 60 days

					Class B
					Common
					Stock*

John F. Bard	6,165		35,091	46,500	0
Howard B. Bernick	10,000		1,275	0	0
Thomas A. Knowlton	5,000		4,638	0	0
Penny Pritzker	400		16,206	0	0
Melinda R. Rich	1,268		3,151	0	0
Steven B. Sample	2,000		3,661	0	0
Alex Shumate	200		2,987	0	0
Richard K. Smucker	7,289		31,354	0	0
William Wrigley, Jr.	38,259,884	(3)	5,832	89,500	24,705,570 (3)
Peter R. Hempstead	0		17,146	72,500	0
Ronald V. Waters	5,288		8,625	72,500	0
Gary E. McCullough	5,192		536	52,500	0
Darrell Splithoff	3,778		0	8,500	0

All directors and executive officers as a group (33)	38,511,338	(4)	292,263	543,000	24,734,832 (4)

(1)	Includes restricted shares held by directors and executive officers over which they have voting power but not investment power, shares held directly or in joint tenancy, shares held in trust by broker, bank or nominee or other indirect means and over which the individual or member of the group has sole voting or shared voting and/or investment power. Unless otherwise noted, each individual or member of the group has sole voting and investment power with respect to the shares shown. No director or executive officer, except Mr. Wrigley, Jr., owns more than one tenth of one percent of the total outstanding shares of either class of Common Stock. Mr. Wrigley, Jr. beneficially owns 21.00% of the shares of Common Stock outstanding and 57.95% of the Class B Common Stock outstanding.

(2)	Includes the nonvoting share units credited to the account of the named individual or members of the group, as applicable, under the Deferred Compensation Plan for Nonemployee Directors and the Stock Deferral Plan for Nonemployee Directors, a complete description of which is set forth under the heading “Compensation of Directors” in this proxy statement or pursuant to deferred compensation elections under the Company’s other compensation plans.

(3)	Includes 37,037,990 shares of Common Stock and 23,999,832 shares of Class B Common Stock held by various trusts for the benefit of Mr. Wrigley, Jr. and members of his family and also includes 960,000 shares of Common Stock and 480,000 shares of Class B Common Stock which are held by a corporation and as to which Mr. Wrigley, Jr. has been granted an irrevocable proxy. Mr. Wrigley, Jr. has sole voting and investment power over the shares listed with the exception of 509,664 shares of Common Stock and 254,832 shares of Class B Common Stock as to which Mr. Wrigley, Jr. has shared investment power and 960,000 shares of Common Stock and 480,000 shares of Class B Common Stock as to which Mr. Wrigley, Jr. has sole voting but no investment power. In a complaint filed on January 8, 2001 against Mr. Wrigley, Jr. and the other defendants named therein, the plaintiff alleges that Mr. Wrigley, Jr. does not have any voting or investment power (whether sole or shared) over an aggregate of 14,481,648 shares included in the table above. These shares are comprised of 9,654,432 shares of Common Stock and 4,827,216 shares of Class B Common Stock, as to which Mr. Wrigley, Jr. believes he is vested with sole voting and investment power. Mr. Wrigley, Jr. has informed the Company that he believes the allegations in the complaint are erroneous and that he therefore will defend the action. Of the total shares shown for Mr. Wrigley, Jr., he disclaims any beneficial interest in 31,042,629 shares of Common Stock and 17,681,249 shares of Class B Common Stock.

(4)	Includes 521,643 shares of Common Stock and 254,904 shares of Class B Common Stock over which members as a group share voting or investment power.

*	Shares of Class B Common Stock are at all times convertible into shares of Common Stock on a share-for-share basis. Assuming an individual, or the group, converts the shares of Class B Common Stock held by such individual or group into shares of Common Stock, the percentage of Common Stock owned beneficially by Mr. William Wrigley, Jr. would be 30.42% and 30.77% for all directors and executive officers as a group. No other individual named or member of the group would own beneficially more than 0.10% of the Common Stock as a result of the conversion.

Security Ownership of Certain Beneficial Owners

      As of January 15, 2002, the Company’s records and other information made available by outside sources indicated that the following stockholders were beneficial owners of more than five percent of the outstanding shares of the Company’s Common Stock or Class B Common Stock.

	Amount and Nature of Beneficial Ownership

			Class B
	Common Stock*		Common Stock

Name	Shares	Percent of Class	Shares	Percent of Class

James S. Offield and (1) Paxon H. Offield 410 North Michigan Avenue Chicago, Illinois 60611	4,523,094	2.48	5,903,764	13.85
William Wrigley, Jr. (2) 410 North Michigan Avenue Chicago, Illinois 60611	38,349,384	21.00	24,705,570	57.95

      Due to their substantial stock holdings, the Offield family and Mr. Wrigley, Jr. may each be deemed a “control person” of the Company under applicable regulations of the Securities and Exchange Commission.

(1)	Of the shares listed, James S. Offield has sole voting and investment power over 36,812 shares of Common Stock and 45,532 shares of Class B Common Stock; and Paxson H. Offield has sole voting and investment power over 757,290 shares of Common Stock and 793,896 shares of Class B Common Stock. Also, of the shares listed, James S. Offield and Paxson H. Offield share with each other and/or with other parties voting and investment power over 3,728,992 shares of Common Stock held in various family trusts and by a charitable foundation and 5,064,336 shares of Class B Common Stock held in various family trusts. Of their total shareholdings, James S. Offield disclaims beneficial ownership of 1,982,708 shares of Common Stock held in various family trusts and by the foundation and 2,640,840 shares of Class B Common Stock held in various family trusts; and Paxson H. Offield disclaims beneficial ownership of 2,871,900 shares of Common Stock held in various family trusts and by the foundation and 3,390,694 shares of Class B Common Stock held in various family trusts.

(2)	See footnotes (1) and (3) on page 5. (Common Stock total includes Exercisable Options and excludes any Common Stock Units.)

*	Shares and percent of class indicated for Common Stock do not reflect the shares of Common Stock that could be acquired upon the conversion of the shares of Class B Common Stock into shares of Common Stock on a share-for-share basis. In such event, the percentage of Common Stock beneficially owned would be 5.53% for the Offield Family and 30.42% for Mr. William Wrigley, Jr.

      In addition to the shareholders set forth on this page, Putnam Fiduciary Trust Company holds 5,251,506 shares (2.88%) of Common Stock and 830,372 shares (1.95%) of Class B Common Stock as Trustee (the “Trustee”) under the Wrigley Savings Plan (formerly the Special Investment and Savings Plan for Wrigley Employees, the “WSP”). In accordance with the terms of the WSP, the Trustee must vote the shares as directed by proxies submitted by participants.

Meetings and Committees of the Board

      The Board has three standing Committees: Audit, Compensation and Nominating.

Audit Committee. This Committee has four nonemployee independent directors and met three times in 2001. It annually recommends to the Board the appointment of independent auditors and reviews with the auditors the plan and scope of the audit and audit fees; reviews the guidelines established for the dissemination of financial information; meets periodically with the independent and internal auditors, the Board and management to monitor the adequacy of reporting, internal controls and compliance with Company policies, reviews consolidated financial statements; and performs any other functions or duties deemed appropriate by the Board.

Compensation Committee. This Committee has four nonemployee independent directors and met five times in 2001. It annually sets the base salary, incentive compensation and any other compensation of the Chairman of the Board, if any, and of the President and Chief Executive Officer; sets and administers the terms and policies of the Company’s 1997 Management Incentive Plan (and underlying programs); determines annually whether or not an Executive Incentive Compensation Program should be established for the succeeding year; and performs any other functions or duties deemed appropriate by the Board.

Nominating Committee. This Committee has three nonemployee independent directors and met three times in 2001. It considers and proposes director nominees for election at the Annual Meeting; selects candidates to fill Board vacancies as they may occur; makes recommendations to the Board regarding Board committee memberships; and performs any other functions or duties deemed appropriate by the Board.

The Nominating Committee will accept for consideration stockholders’ nominations for directors if made in writing. The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper judgments as to his or her qualifications. Nominations must be addressed to the Secretary of the Company at the Company’s headquarters and must be received no later than October 8, 2002 in order to be considered for the next annual election of directors.

      During 2001 there were seven meetings of the Board. All directors attended at least 75% of the meetings of the Board and of the committees of which they were members.

Compensation of Directors

      For 2001, nonemployee directors received an annual cash retainer of $40,000. Each Board committee chair receives an additional annual retainer of $5,000. There are no additional fees for attending Board and Board committee meetings or serving on a Committee of the Board. Directors who are employees of the Company receive no compensation for services as Directors.

      Under the 1997 Management Incentive Plan, as amended, each nonemployee member of the Board of Directors receives automatically a stock option having a value approximately equal to the nonemployee director’s annual retainer. These stock options are granted at the same time that stock options are granted to participants generally. In May 2001 each nonemployee director received a grant of 3,000 stock options at the fair market price on the date of grant, or $48.10.

      A Deferred Compensation Plan for Nonemployee Directors has been in effect since 1983. Under the plan, participants may defer up to 100% of their total retainer fees. Such deferred amounts are generally distributed at the earlier of age 70 or retirement in a lump sum or in equal annual installments over a period not to exceed fifteen years, or in a combination thereof at the Director’s election. Deferred amounts may be invested, through a grantor trust, in the form of share units (each share unit is equivalent to a share of the Company’s Common Stock) or money credits deposited in one or more funds offered by the plan’s trustee.

      The Stock Deferral Plan for Nonemployee Directors has been in effect since 1988. This plan is designed not only to provide a deferred benefit for nonemployee directors, but also to increase the Directors beneficial ownership in the Company and more closely tie their interest in the long-term growth and profitability of the Company with that of the stockholders. Following the conclusion of each business year there is credited to the deferred stock accounts of each nonemployee director a number of share units with a value equivalent to the stated value of the annual Board retainer in effect on the last business day of such year. Dividend equivalents, equal in value to dividends paid on the Company’s Common Stock, are also credited on the share units accumulated in the plan, and converted into additional units. Participants receive upon retirement actual shares, either in a lump sum or over a period not to exceed fifteen years. In accordance with the plan, each participant’s account was credited with 787 share units on January 3, 2002. The aggregate number of share units held by each nonemployee director appears in the “Common Stock Units” column in the table under the heading “Security Ownership of Directors and Executive Officers” on page 5.

      The Company maintains a Nonemployee Directors’ Death Benefit Plan pursuant to which a director’s beneficiary receives a $250,000 lump sum benefit if death occurs after the directorship terminates, or $25,000 per year for ten years if death occurs prior to termination. To participate in the plan, a director must agree to contribute $600 per year for a maximum of ten years. The Company maintains life insurance to fund the cost of the plan. All nonemployee directors participate in this plan.

INTRODUCTION TO AMENDMENTS

TO THE RESTATED CERTIFICATE OF INCORPORATION
AND CORRESPONDING AMENDMENTS TO THE BYLAWS
PROPOSALS 2, 3, 4, 5, AND 6

      The Board of Directors believes that, first and foremost, the purpose of the Company’s corporate governance mechanisms is to ensure fair and equitable treatment for all stockholders. Consequently, from time to time, the Board of Directors reviews the Company’s corporate governance mechanisms. The Board of Directors believes proposals 2, 3, 4, 5, and 6 (the “Amendments”), and the resulting proposed amendments to the Company’s Restated Certificate of Incorporation, as amended (the “Restated Certificate”), are in the long-term best interests of the Company and serve to promote the fair and equitable treatment of all stockholders. The Board of Directors also believes that the proposed Amendments will modernize the corporate governance structure of the Company as they include a number of the corporate governance elements commonly being used by other public companies.

      The Amendments are intended to facilitate the implementation of these governance mechanisms and to encourage persons seeking to acquire control of the Company to initiate any such efforts through negotiations directly with the Company’s Board of Directors. The Board of Directors believes that the Amendments will help give the Board of Directors the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures the fair and equitable treatment of all of the Company’s stockholders. The Amendments are also intended to increase the bargaining leverage of the Board of Directors, on behalf of the Company’s stockholders, in any negotiations concerning a potential change of control of the Company. The Amendments may, however, make more difficult or discourage a proxy contest and thus could increase the likelihood that incumbent directors will retain their positions. The Amendments, if they are adopted, could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though such attempt might be beneficial to the Company’s stockholders.

      The Board of Directors has observed that certain tactics, including proxy fights, hostile tender offers and “greenmail,” have become relatively common in modern takeover practice. The Board of Directors considers such tactics to be highly disruptive to a corporation and often contrary to the overall best interests of its stockholders. In particular, such tactics frequently represent an attempt to acquire a corporation in the marketplace at an unfairly low price. The Amendments are being submitted for stockholder approval to better position the Company to address such tactics.

      The Amendments are not being recommended in response to any specific effort of which the Company is aware to accumulate the Company’s Common Stock or Class B Common Stock or to obtain control of the Company, but rather are being recommended as part of the Board of Director’s periodic review of the

Company’s corporate governance mechanism, to modernize these mechanisms and to assist in assuring fair and equitable treatment for all of the Company’s stockholders in hostile takeover situations. The Board of Directors has no present intention of soliciting a stockholder vote on any other proposals relating to a possible takeover of the Company.

Existing Corporate Governance Structure

      Restated Certificate of Incorporation. The Restated Certificate contains few provisions intended by the Company to have, or to the knowledge of the Board of Directors having, an antitakeover effect. The Restated Certificate currently authorizes the issuance of 400,000,000 shares of Common Stock, 80,000,000 shares of Class B Common Stock and 20,000,000 shares of Preferred Stock. This authorized and available Common Stock and Preferred Stock (but not Class B Common Stock) could (within the limits imposed by applicable law and the rules of the New York Stock Exchange) be issued by the Company, generally without further stockholder approval, and used to discourage a change in control of the Company. For example, the Company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. In addition, shares of Common Stock and Preferred Stock may be issued in the event that the Rights issued in connection with the Company’s Rights Plan described below are exercised.

      The Class B Common Stock authorized by the Restated Certificate has powers, preferences, rights, qualifications, limitations and restrictions which are essentially identical to the Common Stock, except for certain voting and transfer features. At each annual or special meeting of stockholders, for most matters submitted to stockholders for a vote, each holder of Common Stock is entitled to one vote for each share of Common Stock held by such holder and each holder of Class B Common Stock is entitled to ten votes for each share of Class B Common Stock held by such holder. As of January 15, 2002, there were 38,311 stockholders of record holding Common Stock and 3,208 stockholders of record holding Class B Common Stock. The holders of Class B Common Stock represent less than 10% of the total stockholders of record and currently control approximately 70% of the vote on most matters submitted to stockholders. They can effectively veto certain other matters for which the holders of both Common Stock and Class B Common Stock have a class vote. Pursuant to the Restated Certificate, the following matters submitted to a vote require the approval of the holders of Common Stock and Class B Common Stock, each voting separately as a class: (i) any merger or consolidation of the Company with or into another corporation, (ii) any sale of substantially all the assets of the Company, (iii) any dissolution of the Company and (iv) any amendment to the provision of the Bylaws regarding the composition of the Board of Directors, such provision states that a majority of the Board of Directors must consist of independent directors. As is the case with certain other provisions of the Restated Certificate, the class vote on such matters requires a 66 2/3% supermajority vote. Article EIGHTH also provides that the affirmative vote of the holders of 66 2/3% of the outstanding shares of stock of the Company (considered as one class) is required to approve (a) any merger or consolidation of the Company with or into another corporation or (b) any sale of all or substantially all of the assets of the Company.

      Rights Plan. On May 23, 2001, the Board of Directors adopted a shareholder rights plan (the “Shareholder Rights Plan”) pursuant to which the Company distributed a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock and Class B Common Stock. Each Right entitles the registered holder to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock, no par value per share (the “Preferred Shares”), of the Company at a purchase price of $250.00 per one one-thousandth of a Preferred Share. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors. Accordingly, the Rights may deter an unsolicited takeover attempt by increasing the costs of such attempt. The description and terms of the Rights are set forth in a Rights Agreement, dated June 1, 2001, between the Company and EquiServe, L.P., as rights agent, a copy of which has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A and current report on Form 8-K.

      Bylaws. The Board of Directors recently adopted Bylaw amendments in furtherance of its intent to modernize the Company’s corporate governance mechanisms, ensure the fair and equitable treatment of all stockholders and, in the event of a hostile takeover attempt, to moderate the pace of change in management and directors of the Company and thereby to enhance the likelihood of continuity and stability in the direction and policies of the Company. Nevertheless, these amendments may be considered to contain anti-takeover provisions. Those provisions (i) impose advance notice requirements for stockholder nominations to the Board of Directors and stockholder proposals, (ii) allow the Board of Directors to designate the annual meeting date without restriction, (iii) allow the Board of Directors to dictate the conduct of stockholder meetings and (iv) shorten the notice period for calling a special meeting of the Board of Directors. These Bylaw provisions could enable the Company to delay undesirable stockholder actions to give the Company necessary time and information to adequately respond.

      The Amendments are permitted by Delaware law and are consistent with the rules of the New York Stock Exchange on which the Company’s Common Stock is traded. The Amendments are not the result of any specific efforts of which the Company is aware to obtain control of the Company. Other than what is contained in this Proxy Statement, the Board of Directors does not contemplate recommending the adoption of any further amendments to the Restated Certificate or Bylaws of the Company that would affect the ability of third parties to effect a change in control of the Company. However, the Board of Directors may wish in the future to review the advisability of adopting other measures that may effect takeovers in the context of applicable law and judicial decisions.

      The Company’s Board of Directors unanimously recommends the approval of the Amendments. Members of the Board of Directors who control approximately 47% of the vote at this Annual Meeting intend to vote their shares of Common Stock and Class B Common Stock FOR the Amendments.

DESCRIPTION OF THE PROPOSED AMENDMENTS

      The Amendments described in Proposals 2, 3, 4, 5, and 6 are contained within the Second Restated Certificate of Incorporation set forth in Appendix A to this Proxy Statement, in substantially the form in which they will take effect if the Amendments are approved by the stockholders. Corresponding amendments to the Bylaws are set forth in Appendix B to this Proxy Statement, in substantially the form in which they will take effect if the Amendments are approved by the stockholders. If approved by stockholders, the Amendment and the corresponding amendments to the Bylaws, will become effective on March 5, 2002. The following description of the Amendments is qualified in its entirety by reference to Appendices A and B.

PROPOSAL 2

APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

(ARTICLE THIRTEENTH)

      The Company’s Board of Directors unanimously recommends the approval of the proposed addition of a new Article THIRTEENTH to the Restated Certificate to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office, including corresponding amendments to the Bylaws.

      The Company’s Bylaws now provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a company’s certificate of incorporation or bylaws approved by stockholders that provide for a classified board of directors. The proposed classified board amendment to the Restated Certificate and conforming amendments to the Bylaws would provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the 2003 annual meeting; another class would hold office initially for a term expiring at the 2004 annual meeting; and another class would hold office initially for a term expiring at the 2005 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose term expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election or until their successors have been duly elected and qualified. See “Election of Directors” on page 2 of this Proxy Statement, as to the composition of each class of directors if this proposal is adopted.

      The Board of Directors believes that the staggered election approach facilitates continuity and stability of leadership and policy by helping to ensure that at any given time a majority of the directors will have prior experience as directors of the Company and will be familiar with its business and operations. This permits more effective long-term strategic planning and promotes the creation of long-term value for the stockholders of the Company.

      The proposed classified board amendment will extend the time required to effect a change in control of the Board of Directors through the election of directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be completed by stockholders holding a majority of the votes cast at a single annual meeting. If the Company implements a classified board of directors, it will take at least two annual meetings for stockholders holding a majority of votes cast to effectuate a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

      Under Delaware law, directors chosen to fill vacancies on a classified board hold office until the next election of the class for which such directors have been chosen, or until their successors are elected and qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Company’s Restated Certificate, containing the new Article THIRTEENTH, will not provide otherwise. Accordingly, if the classified board proposal is approved by the stockholders, directors will be permitted to be removed only for cause by the affirmative vote of holders of at least a majority of the outstanding shares of Common Stock and Class B Common Stock, voting as a single class. Presently, all directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the outstanding shares of the Common Stock and Class B Common Stock, voting as a single class. Cumulative voting is not authorized by the Restated Certificate.

Advantages

      The classified board proposal is designed to assure continuity and stability in the Board of Directors’ leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with the Company and therefore will be familiar with its business and operations. While the Company has not experienced such continuity problems in the past, the Board of Directors wishes to ensure that this experience will continue. The Board of Directors believes that the classified board proposal will assist the Board of Directors in protecting the interests of the Company’s stockholders in the event of an unsolicited offer for the Company. The Board of Directors also believes that this stability helps promote the creation of long-term stockholder value and, as is the case with certain of the other proposed amendments, the Board of Directors believes this will encourage any potential acquirer to negotiate directly with the Board of Directors, thereby giving the Board the added leverage in such negotiations.

Disadvantages

      The classified board proposal may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the voting power of the Company’s outstanding Common Stock and Class B Common Stock, and could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. The classified board proposal will also make it more difficult for the stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable. Because of the additional time required to change the control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company.

Required Vote

      In order to be adopted, this proposal must receive the affirmative vote of the holders of the Common Stock and Class B Common Stock, voting together as a single class, who in the aggregate hold a majority of the votes eligible to be voted at the Annual Meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2

PROPOSAL 3

REQUIREMENT THAT STOCKHOLDER ACTION

BE TAKEN AT A MEETING (ARTICLE NINTH)

      The Company’s Board of Directors unanimously recommends the approval of the addition of a new Article NINTH to the Restated Certificate, including corresponding amendments to the Bylaws, which would require that all stockholder action be taken at a stockholders’ meeting.

      Under Delaware law, unless a corporation’s certificate of incorporation provides otherwise, any action required or permitted to be taken by stockholders may be taken without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by stockholders having the requisite voting power necessary to authorize such action at a stockholders’ meeting.

      The Board of Directors firmly believes that a publicly owned corporation should afford all of its stockholders an equal opportunity to participate in a meeting where stockholder action is proposed to be taken. The Company’s Restated Certificate currently does not prohibit the taking of stockholder action by written consent. Proposed Article NINTH of the Restated Certificate would require all stockholder action be taken at an annual meeting or special meeting of the stockholders, and would prohibit stockholder action by written consent. Under the Company’s Bylaws, the annual meeting of stockholders is called by the Board of Directors. Under the Company’s Restated Certificate, special meetings of the stockholders may only be called by a majority of the whole Board of Directors, the Chairman of the Board of Directors, the President of the Company or by the President or the Secretary of the Company upon the written request of the holders of 66 2/3% or more of all the outstanding shares of stock of the corporation of each class entitled to vote in elections of directors (considered as one class). Consequently, this amendment would permit the Board of Directors to delay, until the next annual meeting or a special meeting of the stockholders, action favored by the holders of a majority but less than 66 2/3% of the outstanding stock. In the case of a publicly held corporation with numerous stockholders, such as the Company, action without a stockholders’ meeting would, as a practical matter, be available to only a limited number of stockholders acting in concert, and not to the Company’s stockholders in general.

Advantages

      The provisions eliminating stockholder action by written consent would give all of the Company’s stockholders the equal opportunity to participate fully in a meeting where stockholder action is proposed to be taken. The Board of Directors believes that eliminating the written consent procedure would prevent sudden stockholder action and would assist the Board of Directors in preserving its ability to negotiate directly with a potential takeover bidder on behalf of the Company’s stockholders, thus fostering the fair and equitable treatment of all stockholders.

Disadvantages

      The provisions eliminating stockholder action by written consent would preclude action by written consent of the stockholders even if the holders of a majority, but less than 66 2/3%, of the voting power of the Company’s outstanding Common Stock and Class B Common Stock believed such action to be in their best interests.

Required Vote

      In order to be adopted, this proposal must receive the affirmative vote of the holders of the Common Stock and Class B Common Stock, voting together as a single class, who in the aggregate hold a majority of the votes eligible to be voted at the Annual Meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3

PROPOSAL 4

APPROVAL OF PROVISION LIMITING THE SIZE OF

THE BOARD OF DIRECTORS (ARTICLE TWELFTH)

      The Company’s Board of Directors unanimously recommends the approval of the proposed addition of new Article TWELFTH to the Restated Certificate to limit the size of the Board of Directors to between three (3) and eleven (11) members, including corresponding amendments to the Bylaws. The proposed Article TWELFTH would also give the Board of Directors the authority by resolution, to specify the number of directors which constitute the whole Board within the range specified by the affirmative vote of two-thirds of the directors then in office.

      The size of the Board of Directors is currently governed by Section 3.2 of the Bylaws, which provides that the number of directors which shall constitute the whole Board shall not be less than three nor more than twelve. Section 3.3 of the Bylaws provides that the limitations specified in Section 3.2 within which the number of directors is to be determined may be changed at any time by amendment of the Bylaws by the directors or by the stockholders at any meeting of the stockholders. Accordingly, stockholders owning shares representing a majority of the votes entitled to be cast at a meeting have the ability to increase the number of directors of the Board, which can create an opportunity for a substantial stockholder to “stack” the Board with directors representing such stockholder’s interests and not the long-term best interests of the Company and all of the other stockholders.

      The proposed amendment may extend the time required to effect a change in control of the Board of Directors through the election of directors. Currently, a change in control of the Board of Directors can be completed by stockholders holding a majority of the votes cast at a single annual meeting. If the Company adopts this proposed amendment and the classified board proposal described in Proposal 2, it will take at least two annual meetings for even a substantial stockholder to effectuate a change in control of the Board of Directors. A substantial stockholder will not be able to increase the size of the whole Board. This, coupled with the fact that the Board would be staggered, would mean that only a minority of the directors will be elected at each meeting.

Advantages

      Specifying in the Restated Certificate the range in which the number of the members of the Board is permitted to be set would effectively limit a substantial stockholder’s ability to increase the size of the Board solely for the purpose of gaining control of the Company. But, consistent with the Amendments as a whole, this Proposal 4 should encourage a takeover bidder to negotiate directly with the Board of Directors. This ensures the fair and equitable treatment of all stockholders.

Disadvantages

      Because this proposal, in conjunction with the classified board proposal described in Proposal 2, will increase the amount of time required for a substantial stockholder to obtain control of the Company without the cooperation of the Board of Directors, it will tend to discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests.

Required Vote

      In order to be adopted, this proposal must receive the affirmative vote of the holders of the Common Stock and Class B Common Stock, voting together as a single class, who in the aggregate hold a majority of the votes eligible to be voted at the Annual Meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 4.

PROPOSAL 5

APPROVAL OF CHANGE TO AUTOMATIC CLASS B COMMON

STOCK CONVERSION TRIGGER (ARTICLE FOURTH, PARAGRAPH (d)(8))

      The Company’s Board of Directors unanimously recommends the approval of the proposed change to Article FOURTH, Paragraph (d)(8) of the Restated Certificate to provide for the automatic conversion of the Class B Common Stock into Common Stock only in the event that the number of outstanding shares of Class B Common Stock falls below 10% of the total number of outstanding shares of Common Stock and Class B Common Stock, in the aggregate.

      The Restated Certificate now provides that all shares of Class B Common Stock automatically convert into shares of Common Stock upon the occurrence of either of one of two events, one of which is the approval by the Board of Directors and the holders of a majority of the outstanding shares of Class B Common Stock. The other event triggering an automatic conversion occurs when the aggregate number of shares of Common Stock and Class B Common Stock beneficially owned by the “William Wrigley Entities” falls below 18% of the total number of outstanding shares of Common Stock and Class B Common Stock.

      The Board of Directors believes it is not equitable that the holdings of a particular shareholder group holding less than all of the outstanding shares of Class B Common Stock can cause the entire group of shareholders holding Class B Common Stock to have their Class B Common Stock converted into Common Stock. Since 1986 when the Class B Common Stock was authorized and issued to all stockholders, including the “William Wrigley Entities,” and the holders of all shares of Class B Common Stock was known, the holdings of the persons and entities which comprised the “William Wrigley Entities” in 1986 has been dispersed. As a result, it is difficult for the Company to track the current automatic conversion trigger. Also, the number of persons and entities which now comprise the “William Wrigley Entities” who hold their shares of Class B Common Stock in street name through a broker has proliferated since 1986. An automatic conversion trigger which simply looks at the number of outstanding shares of Class B Common Stock is much more manageable for the Company and fair for all stockholders, especially the holders of Class B Common Stock.

Advantages

      The change to the automatic Class B Common Stock conversion trigger proposal should ensure that the holdings of a particular shareholder group holding less than all of the outstanding shares of Class B Common Stock cannot have a disproportionate impact on the holdings of the entire group of shareholders holding Class B Common Stock. In addition, the proposal is designed to create an automatic conversion trigger which is administratively easy for the Company to manage and for all stockholders to monitor.

Disadvantages

      Changing the automatic Class B Common Stock conversion trigger could result in the Class B Common Stock being outstanding for a longer period of time. Pursuant to the current trigger, a few substantial holders of Class B Common Stock, by converting their shares into Common Stock, could cause the entire group of shareholders holding Class B Common Stock to have their shares converted into Common Stock.

Required Vote

      In order to be adopted, this proposal must receive the affirmative vote of the holders of the Common Stock and Class B Common Stock, voting together as a single class, who in the aggregate hold a majority of the votes eligible to be voted at the Annual Meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 5.

PROPOSAL 6

APPROVAL OF ELIMINATION OF CLASS B COMMON STOCK

SUNSET PROVISION (ARTICLE FOURTH, PARAGRAPH (d)(9))

      The Company’s Board of Directors unanimously recommends the approval of the proposed change to Article FOURTH, Paragraph (d)(9) of the Restated Certificate to eliminate the sunset provision for the Class B Common Stock.

      The Class B Common Stock was initially issued for a ten-year term that expired on April 1, 1996. The Class B Common Stock has been renewed for two additional terms of five years each, with the current term expiring on April 1, 2006. The Class B Common Stock renews for additional five-year terms unless, prior to the end of its then current term, the Board of Directors determines not to renew it, in which case it automatically converts into Common Stock.

      The sunset provision could create instability in the capital structure of the Company every five years as potential bidders for control of the Company could attempt to influence the Board of Directors’ decision regarding whether it is advisable to convert the Class B Common Stock into Common Stock. Such instability could put the voting structure of the Company into doubt every five years and have a significant destabilizing effect on the Company.

Advantages

      The elimination of the Class B Common Stock sunset provision proposal is designed to ensure that the voting structure of the Company is not subjected to possible instability every five years. By eliminating this possible instability, it will also increase certainty in the Company’s capital structure

Disadvantages

      Removal of an additional mechanism to convert the Class B Common Stock into Common Stock could result in the Class B Common Stock being outstanding for a longer period of time.

Required Vote

      In order to be adopted, this proposal must receive the affirmative vote of the holders of the Common Stock and Class B Common Stock, voting together as a single class, who in the aggregate hold a majority of the votes eligible to be voted at the Annual Meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 6.

PROPOSAL 7

APPROVAL OF AMENDMENT TO THE WM. WRIGLEY JR. COMPANY

1997 MANAGEMENT INCENTIVE PLAN

      The Company’s Board of Directors unanimously recommends the approval of the proposed amendment to the 1997 Management Incentive Plan to increase the number of shares authorized under the Plan and to reaffirm and amend the provisions relating to the deductibility of incentive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

      At the 1997 Annual Meeting, the stockholders approved the Wm. Wrigley Jr. Company 1997 Management Incentive Plan (the “MIP”).

      The MIP is designed to keep the Company competitive with other employers, to foster and promote the long-term financial success of the Company and to increase stockholder value by providing key employees (as defined in the MIP) with the opportunity to participate with the stockholders in the long-term growth and profitability of the Company. It enables the Company to retain and attract key employees possessing outstanding abilities, and to motivate key employees through performance-related incentives to achieve both current and long-term performance goals. The Company believes that the MIP has met and continues to meet its design objectives.

      Under the MIP as adopted by stockholders in 1997, the maximum number of authorized shares of Common Stock that may be issued under the MIP is 10,000,000 (split adjusted). As of December 31, 2001, approximately 5,400,000 shares have been granted, awarded or issued under the MIP, and approximately 4,600,000 remain to be granted, awarded or issued. As a result of the limited number of shares of Common Stock remaining available for the MIP, stockholders are being requested to authorize 10,000,000 additional shares of Common Stock to cover anticipated awards to be granted by the Company in the future under the plan, increasing the total shares to be issued under the MIP to 20,000,000.

      In addition, stockholder approval of this Proposal 7 will constitute reapproval of the performance criteria upon which performance-based awards that are intended to be deductible by the Company under Section 162(m) of the Code may be used under the MIP and approval of an amendment to Section 9.3 of the MIP with respect to Section 162(m) to change the per-participant limit of annual incentive compensation to be the lesser of 250% (from 125%) of the participants annual rate of salary and $3,000,000 (from $1,200,000) (See Section 9.3 of the Amended MIP as set forth in Appendix C of this Proxy Statement). This reapproval is required every five years in order for such grants and awards to continue to be treated as qualified performance-based compensation under Section 162(m) and therefore to be fully deductible by the Company and the amendment is necessary to take into account inflation and competitive conditions.

      A brief description of the MIP as proposed to be amended is set forth below and is qualified in its entirety by reference to the complete text of the MIP, as proposed to be amended, a copy of which is attached hereto as Appendix C.

      Key employees of the Company, and subsidiaries in which the Company owns a majority of the voting stock, are eligible to receive awards under the MIP. The Company currently has approximately 320 key employees who would be eligible to receive awards under one or more programs under the MIP. Awards under the MIP may be stock awards, share units, money credits, stock options, stock appreciation rights, performance units, performance awards, annual or long-term incentive compensation awards or a combination thereof.

      In 1997, the Board determined that a maximum of 10,000,000 (split adjusted) shares of the Company’s Common Stock would be issued pursuant to all grants made under the MIP, as may be adjusted pursuant to the terms of the Plan. Since then, the Company has recognized the value of equity incentive compensation in driving organizational performance, and implemented a stock option program, and otherwise increased the use of equity incentive compensation. Consequently, the shares of Common Stock originally authorized have been used at a faster rate than initially contemplated. It is for this reason that the Company is asking the stockholders to increase the number of shares authorized under the MIP. If the amendment to the MIP is approved by the stockholders, the MIP will continue for several more years and the Company will continue to administer the MIP as before. If the stockholders do not approve the amendment to the MIP, the Company will likely ask the stockholders for a new plan at the next annual meeting. Awards and grants made under the MIP will not be affected by whether or not this proposed amendment to the MIP is approved.

      The MIP contemplates the use of shares purchased on the open market, treasury shares, the issuance of authorized but unissued shares of the Company’s Common Stock, or a combination thereof. Shares subject to grants which, by reason of the expiration, cancellation or other termination of such grants prior to issuance of shares thereunder, and shares subject to certain restrictions that are forfeited after their issuance, are not deemed to be issued and will again be available for future grants. During the term of the MIP, no participant can receive stock options or freestanding stock appreciation rights relating to shares of Common Stock that in the aggregate exceed 15% of the total number of shares of Common Stock authorized pursuant to the MIP.

      The Compensation Committee of the Board (the Compensation Committee) administers the MIP and the underlying programs (the “Programs”). With respect to awards that are intended to comply with

Section 162(m) (“Section 162(m)”) of the Code or Rule 16b-3 (“Rule 16b-3”) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the Compensation Committee will meet the requirements of Section 162(m) and Rule 16b-3, with respect to being comprised of disinterested, independent directors.

      Subject to the terms and limitations of the MIP itself, the Compensation Committee is authorized, among other things, to interpret and administer the MIP; to determine the type of awards to be made and to develop specific guidelines governing each award category; to establish selection guidelines and to choose key employees who are eligible for participation in the MIP; to determine the number of shares of Common Stock, and to establish, when necessary, the basis on which the fair market value of the shares covered by grants under the MIP is measured; to establish the conditions, form, time, manner and terms of payment of any award; to fix restrictions and forfeiture provisions; and to establish the time and conditions of vesting or exercise and the conditions, if any, under which vesting or exercise may be accelerated. The Compensation Committee may, in its discretion, delegate to the Chief Executive Officer of the Company the authority to select and make grants to eligible key employees of the Company not subject to Section 16b-3.

      The Board may amend or terminate the MIP or any of its Programs except that, unless otherwise determined by the Board, no amendment may be made without stockholder approval if such approval would be required to comply with any applicable provisions of Section 162(m) or Rule 16b-3, or any successor to the foregoing. The MIP became effective as of January 1, 1997, after stockholder approval on March 5, 1997, and will terminate ten years after the effective date unless the Board terminates it earlier. Any amendment or termination of the MIP may not adversely affect any award granted to a participant prior to such amendment or termination.

      The Company may make such provisions as it may deem appropriate for the withholding of any taxes due on any award or distribution under the MIP, including permitting participants to authorize the Company to withhold shares of Common Stock earned with respect to any grant or award.

      The following are brief descriptions of the various types of awards that may be granted under the MIP at the discretion of the Compensation Committee:

Stock Awards. Stock awards may be either in the form of performance awards or fixed awards. Performance awards are awards granted in terms of a stated potential maximum number of shares of Common Stock, with the actual number earned to be determined by reference to the level of achievement of corporate, group, division, individual or other specific objectives over a period or periods of not less than one or more than ten years. Fixed awards are awards granted that are not contingent on the performance of objectives, but are contingent upon the participant’s continuing in the employ of the Company, rendering consulting services or refraining from competitive activities for a period of not less than one year. Awards may be paid in the form of shares of Common Stock or cash, or in such combination thereof as the Compensation Committee shall determine. If shares of restricted stock (i.e., shares subject to certain restrictions) are issued pursuant to an award, the participant will, unless otherwise determined by the Committee, have the right to vote the shares and receive dividends thereon from the date of issuance, unless and until forfeited.

Share Units. Share units may be credited to a participant, each of which is equivalent to a share of Common Stock except for the power to vote and the entitlement to current dividends. With respect to share units credited to a participant, amounts equal to dividends otherwise payable on a like number of shares of Common Stock may, in the discretion of the Compensation Committee, be paid directly to the account of the participant as and when dividends are paid, or be converted into additional share units which are credited to the participant and held until later forfeited or distributed. Share units may be distributed to the participant in cash, shares of Common Stock or a combination thereof, as the Compensation Committee deems appropriate.

Money Credits. Money credits may be credited to a participant in units of a dollar or a fraction thereof. A money account is established for the participant which is credited with interest equivalents on amounts previously credited to the account, or an amount equal thereto is paid directly to the participant, on a calendar quarter basis, compounded at such rate as the Compensation Committee may determine from time to time. Money credits may be distributed to the participant in the form of cash, shares of Common Stock or a combination thereof, as the Compensation Committee deems appropriate.

Stock Options. Stock options may be granted under the MIP and may either be “incentive stock options,” as defined in the Code, or nonstatutory options, and, at the discretion of the Compensation Committee, may include a reload feature. No options may be exercisable more than ten years after the date of grant. The per share option price may be not less than 100% of the fair market value at the time the option is granted, unless otherwise determined by the Compensation Committee. Upon exercise, the option price and, if the Compensation Committee deems appropriate, any withholding tax required by law, may be paid by the participant in cash, in shares of Common Stock having a fair market value equal to the option price or the amount of the withholding tax, in a combination of cash and shares or in such other manner as the Compensation Committee deems appropriate.

Stock Appreciation Rights. Under the MIP, stock appreciation rights may be granted entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value from the date of the grant of a stated number of shares of Common Stock or, in the case of rights granted in tandem with or by reference to a stock option, from the date of grant of the related stock option to the date of exercise. Stock appreciation rights may be granted in tandem with or by reference to a related stock option or independently of any stock option. If a stock appreciation right is granted in tandem with a stock option, the grantee may exercise either the stock option or the stock appreciation right, but not both. Stock appreciation rights are not exercisable more than ten years after the date of grant.

Performance Units. Performance units may be granted subject to such terms and conditions as the Compensation Committee in its discretion may determine. The Compensation Committee will establish a dollar value for each performance unit, the performance goals to be attained with respect to a performance unit, the various percentages of performance unit value to be paid out upon the attainment, in whole or in part, of the performance goals and such other performance unit terms, conditions and restrictions as the Compensation Committee deems appropriate. The payment, if any, which is due on a performance unit may be made in the form of cash or shares of Common Stock, or a combination thereof.

Incentive Compensation Awards. The Compensation Committee may, as it deems appropriate, establish annual and long-term incentive compensation programs pursuant to which incentive compensation awards may be granted to selected participants, subject to such terms and conditions as the Compensation Committee deems appropriate.

Loans. Under the MIP, the Compensation Committee may authorize loans by the Company to participants in connection with the grant of stock awards or other awards or the exercise of options or stock appreciation rights. The interest rate and other terms and conditions of any such loan shall be as determined by the Compensation Committee.

      The performance goals underlying the award opportunities granted under the MIP that are intended to satisfy the requirements of Section 162(m) shall be the performance goals established by the Compensation Committee. Such goals must be met during the applicable performance period as a condition of the participant’s receipt of payment (or, in the case of certain stock awards, the lapse of restrictions) with respect to an award opportunity. Payments are based on the attainment of, or degree of exceeding, Compensation Committee established thresholds or targets with respect to one or more, or a combination of, objective business criteria including: earnings per share, return on equity, pretax profit, posttax profit, consolidated net income, stock price, market share, sales, unit sales volume, return on assets, return on invested capital, cash flow, discounted cash flow, economic value added, costs, production, unit production volume or total shareholder return.

      In addition, with respect to awards intended to satisfy the requirements of Section 162(m), in no event shall payment be made with respect to annual incentive compensation awards for any plan year, valued as of the end of such plan year, in an amount that exceeds (if the amendment to the MIP is approved by stockholders) the lesser of (i) 250% of such participant’s annual rate of base salary as in effect as of the first day of the applicable plan year, without regard to any optional or mandatory deferral of base salary pursuant to any salary deferral arrangement (“Annual Base Salary”) and (ii) $3,000,000. In addition, during the 10 year term of the MIP, no participant can receive restricted stock awards relating to shares of Common Stock that in the aggregate exceed 375,000 shares of Common Stock, as may be adjusted pursuant to the terms of the MIP. Further, with respect to all awards intended to satisfy the requirements of Section 162(m) that are not annual incentive compensation awards, stock options, stock appreciation rights or restricted stock awards, in no event shall payment be made with respect to such awards for any three-year period, valued as of the end of such three-year period, in an amount that exceeds the lesser of 100% of such Participant’s Annual Base Salary and $900,000.

Federal Tax Consequences

      Under the Code, participants who are granted nonstatutory or incentive stock options (“optionee”) or stock appreciation rights under the MIP will not be subject to taxation at the time of the grant, nor will the Company be allowed a deduction at the time of grant. If an incentive stock option is exercised within three months following termination of employment (one year in the case of termination of employment for total and permanent disability or until the expiration of the term of the option in the event of termination of employment by death), no income is recognized on the exercise of such option, nor is the Company allowed a federal income tax deduction at the time of exercise. However, the difference between the option price and the fair market value of the shares at the time of exercise will be an item of tax preference for determination of the alternative minimum tax, which is payable if it exceeds the optionee’s regular tax. If the optionee subsequently sells the shares at least two years after grant and one year after the date of receipt of the shares following exercise of the option, any gain or loss realized will be treated as long-term capital gain or loss, and the Company will not be entitled to a deduction for income tax purposes. The capital gain (or loss) will be measured by the difference between the selling price of the shares and the option price.

      If, however, an optionee sells any shares acquired pursuant to the exercise of an incentive stock option before the expiration of the requisite holding periods, the optionee will be deemed to have made a “disqualifying disposition” of the shares and will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of (i) the lesser of the fair market value of such shares on the exercise date or the total amount realized on disposition of the shares over (ii) the option price of the shares. In the event of a disqualifying disposition, the Company will be entitled to a federal income tax deduction in the year of disposition of the shares in the amount of the ordinary income realized by the optionee, subject to the application of Section 162(m).

      If a nonstatutory stock option is exercised or if an incentive stock option is exercised after expiration of the three-month period following termination of employment (or such longer period as provided in the case of death or disability), the optionee will recognize, as ordinary income, the difference between the option price and the fair market value of the shares at the time of exercise. The Company will receive a federal income tax deduction in the year of exercise of the option in the amount of ordinary income realized by the optionee, subject to the application of Section 162(m).

      Shares or cash delivered upon the exercise of a stock appreciation right will be treated as taxable compensation to the optionee equal to the cash plus the fair market value of the shares. The Company may generally claim a federal income tax deduction in the amount of compensation to the participant at the time such shares or cash are distributed, subject to the application of Section 162(m).

      Under certain circumstances, directors and officers of the Company who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, are not taxed at the time of exercise of a nonstatutory stock option (or the exercise of an incentive stock option which is treated for tax purposes in the same manner as a nonstatutory stock option), but are taxed on the difference between the market value on the earlier of the date of disposition of the shares or the date the Section 16(b) restrictions lapse (usually six months after exercise) and the option price. The optionee may, however, avoid the delay in computing and recognizing the amount of taxable gain by filing with the Internal Revenue Service, within 30 days after receiving the shares, an election to make the computation at the time of receipt of the shares.

      Reference is made to other sections of this Proxy Statement as to amounts paid to the officers and executives named in the Summary Compensation Table on page 27.

      The benefit or amounts that may be received by or allocated to the participants if the MIP is approved by the stockholders, generally will be discretionary with the Compensation Committee and therefore are not presently determinable.

      Approval of this Proposal 7 requires the affirmative vote of a majority of the votes eligible to be voted by the holders of the outstanding shares of Common Stock and Class B Common Stock represented at the Annual Meeting in person or by proxy, voting together as one class.

YOUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 7.

PROPOSAL 8

THE RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP

AS INDEPENDENT AUDITORS

      At its meeting of October 24, 2001, the Audit Committee recommended the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2002. At a meeting of the Board on January 23, 2002, the directors accepted the recommendation of the Audit Committee and appointed Ernst & Young LLP, subject to ratification by the stockholders, to examine the 2002 consolidated financial statements of the Company. Accordingly, the stockholders will be asked to ratify such appointment at the Annual Meeting by the affirmative vote of a majority of the votes eligible to be voted by the holders of the outstanding shares of Common Stock and Class B Common Stock represented at the Annual Meeting in person or by proxy, voting together as a one class.

      It is expected that representatives of Ernst & Young LLP will attend the Annual Meeting and be available to make a statement or respond to appropriate questions.

YOUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE

APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

PROPOSAL 9

STOCKHOLDER PROPOSAL

      Robert D. Morse, 212 Highland Ave., Moorestown, NJ 08057-2717, owner of record of at least $2,000 worth of shares of Common Stock of the Company, has informed the Company that he intends to introduce the following resolution at the Annual Meeting.

      To be adopted, this resolution, would require the affirmative vote of the holders of the Common Stock and Class B Common Stock, voting together as one class, who in the aggregate hold a majority of the votes eligible to be voted at the Annual Meeting.

      In accordance with applicable proxy regulations, the proposed resolution and supporting statement, for which the Company accepts no responsibility is set forth below.

      “Management and Directors are requested to change the format of the Proxy Material in the two areas which are not fair to the shareowners: Remove the word “EXCEPT” and reapply the word “AGAINST” in the Vote for Directors column. Remove the statement (if applicable) placed in the lower section announcing that all signed proxies but not voted as to choice will be voted at the discretion of Management.”

      “REASONS: This entirely unfair voting arrangement has benefited Management and Directors in their determination to stay in office by whatever means. Note that this is the only area in which an “AGAINST” choice is omitted, and has been so for about 15 years with no successful objections. Claiming of votes by Management is unfair, as a shareowner has the right to sign “Present” and not voting, showing receipt of material and only preventing further solicitation of a vote.”

      “FURTHER: Since Management claims the right to advise an “AGAINST” vote in matters presented by Shareowners, I likewise have the right to ask for a vote “AGAINST” all Company select nominees for Directors until directors stop the practice of excessive extra remuneration for Management other than base pay and some acceptable perks. THANK YOU.”

     Board of Directors’ Response: Your Board of Directors unanimously recommends that the changes to the Company’s proxy materials requested by Mr. Morse not be adopted and that stockholders vote AGAINST the proposal.

      The Board of Directors believes that the first part of the stockholder’s request, if adopted, would create a statement in the Company’s form of proxy card that would be unintelligible and would be unnecessary. The proposal seeks stockholder approval of a request that the Company “remove the word “EXCEPT” and reapply the word “AGAINST” in the Vote for Directors column,” on the Company’s form of proxy card (while the stockholder refers to the “Proxy Material”, it is the Company’s interpretation that since this statement appears only on the form of proxy card, the reference should be to the form of proxy card for this part of the stockholder’s request). In the Company’s current form of proxy card, the word “except” appears only once in proximity to the election of directors. The form of proxy card states, “For all nominee(s) except vote withheld from the following:” and then provides a space in which stockholders may list the nominees with respect to whom the security holder chooses to withhold authority to vote. Removing the word “except” and replacing it with the word “against” results in the following statement: “For all nominee(s) against vote withheld from the following:” The Company could not, and assumes the stockholders in general could not, reasonably determine the actions required by the inclusion of the statement or any responses to it. Moreover, applicable provisions of Delaware law (the laws under which the Company is incorporated) provide that stockholders be given the opportunity to vote for directors or to have their shares withheld from voting for directors. That is exactly what the Company’s proxy material, including the proxy card, currently provides. Consequently, no changes are required to satisfy Delaware law or to provide stockholders adequate choices.

      With respect to the second part of the stockholder’s request, the Board of Directors believes that the removal of the statement announcing that, in the absence of direction from the stockholder, all proxies properly executed will be voted at the discretion of Management, effectively disenfranchises stockholders. The signing of a proxy shows unambiguous and unequivocal evidence of the stockholder’s intent to vote its shares despite the fact that no affirmative indication is given as to the manner in which the proxy is to be voted. Moreover, by signing the proxy and not indicating the manner of the vote, the stockholder is evidencing its clear intent to have the shares voted at the discretion of Management. The removal of the statement would, under federal proxy rules, prohibit Management from using its discretionary authority to vote the executed proxies not voted as to choice, thereby usurping the intent of the stockholders to have their shares voted. Management believes this would not be in the best interests of stockholders.

      Finally, both of these provisions have been in the Company’s proxy materials, and in the proxy materials of the vast majority of all other public companies, for many years. The proxy system appears to be working well.

      In summary, the first request of Mr. Morse would create an unintelligible, meaningless and unnecessary statement in the proxy card. The second request would effectively disenfranchise those stockholders who wish to grant Management discretion to vote their shares.

YOUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL 9.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board (the “Committee”) is responsible for establishing the base salary of the Company’s President and Chief Executive Officer and for setting and administering the terms and policies of the Company’s Management Incentive Plan.

Compensation Principles

      The Committee believes that the most effective executive compensation program is one that provides incentives to achieve specific annual, long-term and strategic goals of the Company, with the ultimate objective of enhancing stockholder value. The Committee believes executive compensation should include cash and equity-based programs that reward performance as measured against these goals. Additionally, the Committee recognizes that the Company operates in a competitive environment and that both performance and compensation should be evaluated to ensure the Company remains competitive and maintains its ability to attract and retain superior key employees.

      Annual incentive-based cash and equity executive compensation is structured to encourage a high performance environment, achievement, initiative, innovation, communication and teamwork. Also, ownership and retention of the Company’s Common Stock by key employees helps to more directly align their interests with those of the stockholders.

Base Salaries

      The Committee sets the base salary, incentive and any other compensation of the President and Chief Executive Officer. Consistent with the salary structure for the Chief Executive Officer confirmed by the Committee, the base salaries of the Company’s next four most highly compensated senior executive officers and all other elected officers are determined by the President and Chief Executive Officer. The same principles used in setting the base salary range of the Chief Executive Officer and the other senior executive officers are also used for all other salaried employees to ensure that salaries are fairly and competitively established. Base salary ranges are determined for each position using three criteria: accountability, know-how, and problem-solving ability. These ranges are then compared to independently obtained salary surveys. Base salary ranges are designed so that salary opportunities for a given position will be between 80% and 120% of the competitive average base salaries.

      The Committee administers Mr. Wrigley, Jr.’s salary and receives an annual analysis from the Company’s Compensation Manager on all aspects of his remuneration and its relationship to comparative survey data. During its review, the Committee primarily considers the Company’s overall performance (including unit sales, earnings growth, and total stockholder return), adherence to the Company’s strategic plan, the development of sound management practices, and the succession of skilled personnel. Mr. Wrigley, Jr.’s last increase was effective March 1, 2001.

Management Incentive Plan

      The Wm. Wrigley Jr. Company 1997 Management Incentive Plan (the “MIP”), approved by shareholders at the 1997 Annual Meeting, is a flexible omnibus plan, consisting of several programs (the “MIP Programs”) designed to provide the Committee with various cash and equity-based incentive compensation tools to promote achievement by key employees and allow them to participate in the long-term growth and profitability of the Company. (The MIP is proposed to be amended as described in Proposal 7 herein. The MIP as proposed to be amended is set forth in its entirety in Appendix C.) As considered appropriate by the Committee, it may grant participants shares of the Company’s Common Stock, share units, stock options, stock appreciation rights, performance units, performance bonuses, or any combination; establish any conditions or restrictions; and provide for deferral pursuant to appropriate written elections.

      Any award of stock under the MIP Programs is at the fair market value at the time of the award. Stock grants were awarded by the Committee in January and February 2001, under MIP Programs for 2000 fiscal year performance and the five-year performance cycle ending in 2000, respectively. Awards, if any, to be granted in January or February 2002 for 2001 fiscal year performance or the five-year performance cycle ending in 2001, respectively, will be made under the programs of the MIP described below (or identical programs under the predecessor incentive plan):

Executive Incentive Compensation Program. An annual incentive compensation program under the omnibus MIP, the Executive Incentive Compensation Program (“EICP”), and those key employ-

ees eligible to participate in the EICP, are considered and approved by the Committee prior to the beginning of each fiscal year.

The EICP is designed to encourage initiative and creativity in the achievement of annual corporate and personal goals, the attainment of high performance personal goals, and to foster effective teamwork. It also enables the Company, without inflating base salaries, to attract and retain highly skilled managers and competitively reward them with variable performance-measured cash compensation.

The EICP adopted for 2001 included various incentive levels based on the participant’s accountability and impact on Company operations, with target award opportunities ranging from 15% to 95% of participants base salary. Awards for actual performance, if earned, may range from 50% below to 75% above the established target award.

Each participant is assigned performance elements based on the participant’s accountability and impact on overall operations. Personal performance for all participants is weighted at 25% of target. An operational performance element, if assigned, may vary from 25% to 50% of target. For all participants, a corporate performance element is also included, which may vary from 25% to 75% of target. In rating the performance of Mr. Wrigley, Jr., the Committee’s evaluation is primarily based on corporate performance and his personal performance, as well as his overall effectiveness in guiding the affairs of the Company and progress toward longer-range objectives and strategies.

Under the EICP for 2001, the corporate performance element consisted of an increased unit volume goal over the prior year with a relative weight of 25% of the total element, an increased earnings per share goal over the prior year with a relative weight of 50% and a combined return on invested capital and sales revenue growth goal with a relative weight of 25%. Any awards to be made under the EICP for performance in 2001 will be determined and paid by the Committee in February 2002 and will be reported in the next Proxy Statement.

The EICP adopted for 2000 had a corporate performance element consistent with the above but with a combined return on equity and sales revenue growth goal instead of the goal including return on invested capital. At its meeting of February 21, 2001 the Committee reviewed all corporate goals for the year ended December 31, 2000 and determined that the award for 2000 performance was above the established target award for the corporate element. Awards made thereunder to the Chief Executive Officer and the next four most highly compensated executive officers are shown in column (d) of the Summary Compensation Table on page 27 as 2000 compensation.

An EICP for 2002 was approved by the Compensation Committee at its October 24, 2001 meeting. Any awards under the 2002 EICP will be determined in February 2003 and will be reported in the next Proxy Statement.

Participants may defer all or any part of their EICP award and have such amounts credited to their deferral account as share units or money credits, or a combination of both, in accordance with procedures set forth in the deferred program under the EICP.

Long-Term Stock Grant Program. The Long-Term Stock Grant Program, established in January 1993, provides an opportunity for executive officers and certain other designated key employees to increase their stake in the Company through grants of Common Stock. The program provides participants with target stock grant opportunities ranging in value from 25% to 65% of base salary. Actual awards, if earned, may range from 50% below to 50% above target depending on performance which is measured by comparing the Company’s total stockholder return to the total stockholder return for the S&P’s 500 Food Group for the applicable performance period. Awards are earned at the target level if the Company’s total stockholder return equals the S&P’s 500 Food Group total stockholder return for such period. The aggregate value of shares awarded to all participants for a specific period is limited to not more than nine-tenths of one percent (0.9%) of the Company’s average annual growth in total stockholder value during any such period.

Any shares awarded under this program are held in the Company’s custody and restricted as to transfer or sale until one year after the date the shares were awarded, except in cases of retirement, disability, or death. Voting and dividend rights inure to the recipient upon award. Alternatively, prior to any such grant cycle, participants may elect to defer receipt of all or any portion of their awards in the form of share units. After one year following award, participants may transfer any amount deferred to other investment options available under a grantor trust for which Putnam Fiduciary Trust Company is the Trustee.

On February 21, 2001 the Committee determined that the performance ratio of the Company’s total shareholder return to the total shareholder return for the S&P’s 500 Food Group for the five-year cycle 1996-2000 exceeded the target level. Awards granted on February 21, 2001 for the 1996-2000 cycle to the Chief Executive Officer and the next four most highly compensated executive officers appear in column (e) of the Summary Compensation Table on page 27 as 2000 compensation.

Awards, if any, for the five-year cycle 1997-2001, will be determined by the Committee at its meeting in February 2002 and any awards will be reported in the next proxy statement. A grant under this program for the 2001-2005 performance cycle was also approved by the Committee on February 21, 2001 and is indicated in the Long-Term Stock Grant Program table on page 29.

Stock Award Program. Under this program, EICP participants may be awarded shares of the Company’s Common Stock comparable in value to the present value of 1.5% of the participant’s average EICP award received in the prior three years multiplied by such participant’s years of service, and reduced by the present value of prior awards under this program.

Awards granted to the Chief Executive Officer and the next four most highly compensated executives on January 23, 2001 for fiscal year 2000 appear in column (e) of the Summary Compensation Table on page 27 as 2000 compensation. Awards for services in 2001 were determined in January 2002 and are reflected in column (e) of the Summary Compensation Table on page 27 as 2001 compensation.

Additionally, those EICP participants who are not eligible to participate in The Wrigley Savings Plan (formerly The Special Investment and Savings Plan for Wrigley Employees, a typical defined contribution plan) are eligible to receive an additional award equal to 5% of their base salary.

Participants may elect to receive these benefits in the form of shares of Common Stock and may receive or reinvest dividends thereon, with the shares being retained in the Company’s custody and subject to restriction on sale or transfer until one year after termination of employment, unless due to death or retirement. Alternatively, participants may elect to defer all or any portion of this benefit in the form of share units.

Wrigley Stock Option Program. The Wrigley Stock Option Program, established in May 1999, provides an opportunity for executive officers and certain key executives to buy and maintain an equity interest in the Company, aligning the optionee’s interest with that of stockholders. The value of the options increase only if the share price increases over the grant price.

In 2001, 2,063,700 shares were granted at an average market price on the date of grant of $48.20. The majority of the options vest 25% per year over the first four years of the option term and have a ten year term. Options continue to vest according to their terms after termination of employment as a result of death (subject to a one year limitation), disability or retirement.

Information regarding stock options granted to or exercised by the Chief Executive Officer and the next four most highly compensated executive officers in 2001 is shown in the tables titled “Option/ SAR Grants in Last Fiscal Year” and “Aggregate Option/ SAR Exercises in Last Fiscal Year and FY-End Option/ SAR Values” on pages 28 and 29, respectively, of this proxy statement.

Deductibility of Executive Compensation

      During 2001, the Committee reviewed and considered the deductibility of executive compensation under Section 162(m) of the Code, with respect to compensation paid to the executive officers named in the Summary Compensation Table. And, if Proposal 7 herein is approved by stockholders, the performance goals set forth in the MIP will be reaffirmed thus continuing to permit the deductibility of executive compensation under said Section 162(m). All such compensation paid by the Company during 2001 was fully deductible for federal income tax purposes.

THE COMPENSATION COMMITTEE

Thomas A. Knowlton, Chairman
Howard Bernick
Steven B. Sample
Alex Shumate

Five-year Total Stockholder Return

      The following indexed graph and table indicate the Company’s total stockholder return for the five-year period ending December 31, 2001 as compared to the total return for the Standard & Poor’s 500 Composite Index and the Standard & Poor’s 500 Food Group Index, assuming a common starting point of 100. Total stockholder return for the Company, as well as for the Indices, is determined by adding (a) the cumulative amount of dividends for a given year (assuming dividend reinvestment) and (b) the difference between the share price at the beginning and at the end of the year, the sum of which is then divided by the share price at the beginning of such year. Please note that the graph and table are five-year historical representations and, as such, are not indicative of future performance relative to the Indices.

TOTAL STOCKHOLDER RETURNS

(Dividends Reinvested)

	1996	1997	1998	1999	2000	2001

Wrigley	100	144	164	155	182	198

S&P 500 Composite Index	100	133	171	208	189	166

S&P 500 Food Group Index	100	143	155	122	154	157

Summary Compensation Table

      The following table sets forth the total cash and noncash compensation in each of the last three years ended December 31 for the Company’s Chief Executive Officer and the next four most highly compensated executive officers.

				Long-term
				Compensation
		Annual Compensation(1)		Awards

	(b)	(c)	(d)	(e)
(a)				Restricted	(f)
Name and				Stock	All Other
Principal				Awards(s)	Compensation
Position	Year	Salary($)	Bonus($)(2)	($)(3)(4)	($)(5)

William Wrigley, Jr.(1)	2001	695,833	—	180,387	–0–
President & CEO	2000	637,500	820,470	649,392	–0–
	1999	487,417	255,894	432,028	–0–
Peter R. Hempstead	2001	430,000	—	29,888	–0–
Senior Vice President — International	2000	402,500	379,912	415,739	211,004
	1999	66,667	43,334	300,366	–0–
Ronald V. Waters	2001	400,000	—	40,290	–0–
Senior Vice President and CFO	2000	381,250	324,752	412,583	96,000
	1999	93,750	60,938	278,389	35,745
Gary McCullough(6)	2001	390,000	—	24,990	–0–
Senior Vice President — Americas	2000	312,500	222,904	379,944	99,484
Darrell Splithoff(6)	2001	272,769	—	16,320	–0–
Senior Vice President — Supply	2000	87,949	64,924	258,303	–0–
Chain and Corporate Development

(1)	While each of the named executive officers received certain personal benefits in the years shown, the value of these benefits did not exceed, in the aggregate for any executive officer, the minimum reportable amount, except for Mr. Wrigley, Jr. who, in 2001, received personal benefits totaling $110,414, of which $86,066 was, pursuant to a resolution of the Board of Directors, for the personal use of the corporate aircraft. Information regarding securities underlying stock options is set forth on page 28 in the table titled “Option/ SAR Grants in Last Fiscal Year.”

(2)	Amounts shown in column (d) are the cash awards to the named individuals under the Executive Incentive Compensation Program (including any amounts deferred). Awards to be paid for 2001 performance, if any, are not determined as of the latest practicable date, and if paid will be reported in the next proxy statement.

(3)	The figures in column (e) for 2001 represent the fair market value of awards of stock at the time of the award (prior to any deduction for withholding taxes) under the Stock Award Program. Awards for 2001 under the Long-Term Stock Grant Program, if any, are not determined as of the latest practicable date, and if paid will be reported in the next proxy statement.

(4)	The figures in column (e) for 2000 and 1999 represent the fair market value of awards of stock at the time of the award (prior to any deduction for withholding taxes) under the former Alternate Investment and Savings Program and the Stock Award Program for 2000 and 1999, respectively, and under the Long-Term Stock Grant Program for the five-year performance cycle ending December 31, 2000 and December 31, 1999, respectively.

The aggregate number and dollar value of stock (net of any withholding for tax purposes) awarded from the inception of the Stock Award Program, the Long-Term Stock Grant Program and through deferral elections under the Management Incentive Plan (and its predecessor) as of December 31, 2001 are as follows: William Wrigley, Jr. 21,439 shares and 5,832 share units ($1,955,846); Peter R. Hempstead, 0 shares and 17,146 share units ($880,791); Ronald V. Waters, 5,288 shares and 8,625 share units ($714,724); Gary E. McCullough, 5,192 shares and 536 share units ($294,257); and Darrell

Splithoff, 3,788 shares and 0 share units ($194,076). All shares of stock or share units vest upon award and are entitled to dividends or dividend equivalents at the same rate as dividends paid on unrestricted shares of the Company’s Common Stock. Shares awarded under the Long-Term Stock Grant Program are restricted for a period of one year following award. Shares awarded under the Stock Award Program are restricted until one year following termination of employment, unless due to death or retirement.

(5)	Includes the value of corporate-paid life insurance premiums under the Senior Executive Life Insurance Plan, interest earned during the year on sums accumulated since 1984 in deferred compensation accounts to the extent such interest was in excess of certain long-term rates prescribed by the Code, and certain relocation expenses.

(6)	Messrs. McCullough and Splithoff joined the Company in 2000.

      The Company may provide to key employees who are relocating interest free, fully-secured housing or bridge loans for up to five-years which are generally repaid through regular payroll deductions. At December 31, 2001, the Company had a total of $4,158,650 of loans outstanding to all key employees, including a total of $1,576,850 outstanding to eight officers, five of whom are not named above. Pursuant to the employee housing loan program the following named executive officers relocated and had such a loan outstanding during the prior fiscal year and the highest amount outstanding during the year and the balance at December 31, 2001 was as follows for such officers: Peter R. Hempstead, $236,250 and $221,250; Ronald V. Waters, $242,500 and $227,500; and Gary E. McCullough, $241,250 and $226,250.

Wrigley Stock Option Program

      The following tables reflect the activity under the Wrigley Stock Option Program during 2001.

Option/ SAR Grants in Last Fiscal Year

				Potential Realizable Value at
	Individual Grants			Assumed Annual Rates of Stock Price
				Appreciation For Option Term
(a)	(b)	(c)	(d)	(e)	(f)	(g)
	Number of	Percent of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted(#)	Fiscal Year(%)	($/Sh)	Date	5%($)	10%($)

William Wrigley, Jr.	115,000	5.57	48.10	5/23/2010	3,478,750	8,815,900
Peter R. Hempstead	42,000	2.03	48.10	5/23/2010	1,270,500	3,219,720
Ronald V. Waters	42,000	2.03	48.10	5/23/2010	1,270,500	3,219,720
Gary E. McCullough	42,000	2.03	48.10	5/23/2010	1,270,500	3,219,720
Darrell Splithoff	30,000	1.45	48.10	5/23/2010	907,500	2,299,800

      Each option has a ten-year term. Generally, twenty-five percent of each option becomes exercisable one year from the date of grant, and each year thereafter until fully exercisable.

Aggregate Option/ SAR Exercises in Last Fiscal Year and

FY-End Option/ SAR Values

			Number of	Value of
			Securities Underlying	Unexercised
			Unexercised	In-The-Money
			Options/SARs	Options/SARs at
			at Fiscal Year-End(#)	Fiscal Year-End($)

(a)	(b)		(d)	(e)
	Shares	(c)
	Acquired On	Value
Name	Exercise(#)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable

William Wrigley, Jr.	—	—	89,500/271,500	$891,025/$2,199,045
Peter R. Hempstead	—	—	72,500/ 99,500	922,075/ 908,365
Ronald V. Waters	—	—	72,500/ 99,500	922,075/ 908,365
Gary E. McCullough	—	—	32,500/ 99,500	560,675/ 1,045,765
Darrell Splithoff			8,500/ 55,500	109,735/ 427,305

      The range of grant prices of the options in this table is $32.03-$48.10. The closing price of a share of the Company’s stock on December 31, 2001 was $51.37.

Long-Term Stock Grant Program

      The following table reflects threshold, target and maximum stock grant opportunities under the Long-Term Stock Grant Program for the five-year performance cycle ending December 31, 2005.

Long-Term Incentive Plans — Grants in Last Fiscal Year

			Estimated Future Payouts under
			Non-Stock Price-Based Plans(1)

(a)		(c)	(d)	(e)	(f)
	(b)(1)	Performance
	Number of	or Other
	Shares, Units	Period Until
	or Other	Maturation or	Threshold	Target	Maximum
Name	Rights(2)	Payout	($ or #)	($ or #)	($ or #)

William Wrigley, Jr.	—	2001-2005	4,900	9,800	14,700
Peter R. Hempstead	—	2001-2005	2,620	5,240	7,860
Ronald V. Waters	—	2001-2005	2,480	4,960	7,440
Gary E. McCullough	—	2001-2005	2,420	4,840	7,260
Darrell Splithoff	—	2001-2005	1,765	3,530	5,295

(1)	Estimated future payouts are based on the performance ratio of the Company’s total stockholder return (stock price appreciation plus reinvested dividends) for the five-year performance cycle to the total return for the Standard & Poor’s 500 Food Group Index for the same period. The threshold amount is 50% of the target and the maximum amount is 150% of the target amount. The target also assumes that the individual named remains employed by the Company and in the same position during the 2001-2005 performance cycle.

(2)	The number of shares, units or other rights granted in 2001 are set forth under column (e) of this table.

Pension Plan

      The Wrigley Retirement Plan is a qualified, defined benefit, noncontributory pension plan covering substantially all employees of the parent and domestic associated companies. Credited service accrues from the date of employment.

      Retirement benefits are calculated by multiplying the product of 1.5% times the years of service by the final average eligible pay for the three highest consecutive years in the last ten years before retirement, less 1% of the annual primary Social Security benefit multiplied by the years of credited service since January 1, 1976.

      The table below illustrates various estimated annual pension benefits generated by the plan formula, assuming retirement at the plan’s normal retirement age, when combined with an estimated annual Social Security benefit of $16,500.

Eligible	Years of Service
Remuner-
ation	10	20	30	40	50

$200,000	44,310	72,720	101,130	129,540	157,950
250,000	51,810	87,720	123,630	159,540	195,450
300,000	59,310	102,720	146,130	189,540	232,950
350,000	66,810	117,720	168,630	219,540	270,450
400,000	74,310	132,720	191,130	249,540	307,950
500,000	89,310	162,720	236,130	309,540	382,950
600,000	104,310	192,720	281,130	369,540	457,950

      Eligible remuneration for officers is only base salary. The current base salary of the Chief Executive Officer and the next four most highly compensated executive officers is set forth in column (c) in the Summary Compensation Table on page 27. The credited years of service as of December 31, 2001 for each named executive officer are as follows: William Wrigley, Jr., 16; Peter R. Hempstead, 2; Ronald V. Waters, 2; Gary E. McCullough, 2; and Darrell Splithoff, 1.

      In August 2001, the Board of Directors approved a Change-in-Control Severance Agreement program designed to promote stability and continuity of senior management in the event the Company were to find itself in a change-in-control environment. The Company and each of the executive officers named in the Summary Compensation Table on page 27 of this Proxy Statement, has executed a Change-in-Control Severance Agreement that provides for certain payments to be made to such officers upon a change-in-control of the Company, as defined in such Agreement. Each Agreement provides that upon a change-in-control of the Company, and a termination of employment (except that the Chief Executive Officer may receive benefits, if, during the one-month period commencing on the first anniversary of the change-in-control, he voluntarily terminates his employment with the Company) each executive officer named in the Summary Compensation Table on page 27 of this Proxy Statement would receive a lump sum payment equal to three times the sum of the executives then base salary and the highest annual bonus earned in the prior three years; a lump sum payment in an amount sufficient to offset any effects of any excise tax under Section 4999 of the Internal Revenue Code; continuation of welfare benefits for up to three years; payment of awards under any long-term performance plans, pro rata, based on target performance levels; accelerated vesting of all stock options; and three years of credited service under the Company’s qualified and nonqualified defined benefit pension plans. Copies of these Agreements were set forth in an exhibit to the Company’s Form 8-K filed in August 2001.

      To the extent that an individual’s annual retirement income benefit under the plan exceeds the limitations imposed by the Internal Revenue Code of 1986, as amended, and the regulations thereunder, (including, among others, the limitation on annual benefits payable under a qualified plan ($140,000 in 2001)), such excess benefits may be paid from the Company’s nonqualified, unfunded, noncontributory supplemental retirement plan.

AUDIT COMMITTEE DISCLOSURE

      The Audit Committee of the Board is responsible for, among other things, considering the appointment of the independent auditors for the Company, reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting, internal controls, compliance with Company policies and meeting periodically with internal and independent auditors. Under the rules of the New York Stock Exchange, all of the members of the Audit Committee are independent.

      In 2000, the Audit Committee approved and adopted an Audit Committee Charter, which was attached to the 2001 Proxy Statement. Fees for the last fiscal year were: Audit — $1,300,000; audit related — $400,000; all other nonaudit (tax planning and services) — $2,600,000; and financial information systems design and implementation — $0.

Report of the Audit Committee

      In connection with the December 31, 2001 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company’s audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

THE AUDIT COMMITTEE

Richard Smucker, Chairman
Howard Bernick
Melinda A. Rich
Alex Shumate

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      The Company’s executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and Chicago Stock Exchanges. Copies of these reports must also be furnished to the Company.

      Based solely on a review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required, the Company believes that during 2001 its executive officers, directors and 10% holders complied with all filing requirements.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

      If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the 2003 Annual Meeting of Stockholders, the proposal must be in proper form and received by the Secretary of the Company on or before October 8, 2002. In addition, if a stockholder intends to present a proposal for action at the 2003 Annual Meeting of Stockholders, the stockholder must provide the Company with notice thereof between November 5, 2002 and December 4, 2002.

OTHER BUSINESS

      The Company’s management does not know of any other matter to be presented for action at the Annual Meeting. If any other matter should be properly presented at the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

Howard Malovany, Vice President, Secretary and General Counsel

Chicago, February 5, 2002

SECOND RESTATED CERTIFICATE OF INCORPORATION
OF
WM.WRIGLEYJR. COMPANY
Appendix A

SECOND RESTATED CERTIFICATE OF INCORPORATION

OF
WM. WRIGLEY JR. COMPANY

      FIRST. The name of the corporation (hereinafter, the “Corporation”) is

WM. WRIGLEY JR. COMPANY

      SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      THIRD. The nature of the business or objects or purposes to be conducted by the Corporation are:

(a) to manufacture, purchase or otherwise acquire, invest in, or mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and with goods, wares, merchandise and property of every class and description, including, but not limited to, the manufacture and sale of chewing gum, confectionery, food products and related products; and

(b) to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      FOURTH. 1.     Authorized Shares. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000), consisting of four hundred million (400,000,000) shares of Common Stock (“Common Stock”), eighty million (80,000,000) shares of Class B Common Stock (“Class B Common Stock”) and twenty million (20,000,000) shares of Preferred Stock (“Preferred Stock”), all of which shall be without par value.

      2. Common Stock and Class B Common Stock.

      (a) The powers, preferences and rights of the Common Stock and Class B Common Stock, and the qualifications, limitations or restrictions thereof, shall be in all respects identical, except as otherwise required by law or expressly provided in this Second Restated Certificate of Incorporation.

      (b) (1) At each annual or special meeting of stockholders, each holder of Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Common Stock standing in his, her or its name on the stock transfer records of the Corporation and each holder of Class B Common Stock shall be entitled to ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his, her or its name on the stock transfer records of the Corporation. Except as set forth herein, all actions submitted to a vote of stockholders shall be voted on by the holders of Common Stock and Class B Common Stock (as well as the holders of any series of Preferred Stock, if any, entitled to vote thereon) voting together as a single class.

      (2) In addition to any other votes which may be required pursuant to this Second Restated Certificate of Incorporation, Delaware law or otherwise, the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock (including shares of any series of Preferred Stock, if any, entitled to vote thereon) and Class B Common Stock, each voting separately as a class, shall be required to authorize: (i) any substantive amendment to Section 3.13 of the Bylaws (or any successor section) or (ii) any amendment to this subdivision (b)(2) or subdivision (b)(4) of this Second Restated Certificate of Incorporation.

      (3) The holders of Common Stock and Class B Common Stock shall each be entitled to vote separately as a class with respect to (i) other amendments to this Second Restated Certificate of Incorporation that alter or change the powers, preferences or special rights of their respective class of stock so as to affect them adversely, including proposals to change the number of authorized shares of their respective class of stock, (ii) amendments to this Second Restated Certificate of Incorporation authorizing additional shares of Common Stock or Class B Common Stock, and (iii) such other matters as may require class votes under the General Corporation Law of the State of Delaware. The holders of Common Stock and Class B Common Stock shall also be entitled to each vote separately as a class upon any proposal to issue authorized but unissued shares of Class B Common Stock, except for shares issued in connection with stock splits, stock dividends or similar distributions.

      (4) In addition to any other votes which may be required pursuant to this Second Restated Certificate of Incorporation, Delaware law or otherwise, so long as any shares of Class B Common Stock are outstanding, the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock (including shares of any series of Preferred Stock, if any, entitled to vote thereon) and Class B Common Stock, each voting separately as a class, shall be required to authorize:

(A) any merger or consolidation of the Corporation with or into any other corporation;

(B) any sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation to or with any other person; or

(C) any dissolution of the Corporation;

provided that the foregoing shall not apply to any merger or other transaction described in the preceding subparagraphs (A) and (B) if the other party to the merger or other transaction is a Subsidiary of the Corporation.

      For purposes of this subdivision (b)(4), a “Subsidiary” is any corporation more than 50% of the voting securities of which are owned directly or indirectly by the Corporation; and a “person” is any individual, partnership, corporation or entity.

      (c) If and when dividends on the Common Stock and Class B Common Stock are declared payable from time to time by the Board of Directors as provided in subdivision (i), whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per-share basis, in such dividends, except that, if dividends are declared that are payable in shares of Common Stock or Class B Common Stock, dividends shall be declared that are payable at the same rate on both classes of stock and the dividends payable in shares of Common Stock shall be payable to holders of that class of stock and the dividends payable in shares of Class B Common Stock shall be payable to holders of that class of stock. If the Corporation shall in any manner subdivide or combine the outstanding shares of Common Stock or Class B Common Stock, the outstanding shares of the other such class of stock shall be proportionally subdivided or combined in the same manner and on the same basis as the outstanding shares of Common Stock or Class B Common Stock, as the case may be, have been subdivided or combined.

      (d) (1) The holder of each outstanding share of Class B Common Stock shall have the right at any time, or from time to time, at such holder’s option, to convert such share into one fully paid and nonassessable share of Common Stock, on and subject to the terms and conditions hereinafter set forth.

      (2) In order to exercise his, her or its conversion privilege, the holder of any shares of Class B Common Stock to be converted shall present and surrender the certificate representing such shares during usual business hours at any office or agency of the Corporation maintained for the transfer of Class B Common Stock and shall deliver a written notice of the election of the holder to convert the shares represented by such certificate or any portion thereof specified in such notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or his, her or its duly authorized representative. Each conversion of shares of Class B Common Stock shall be deemed to have been effected on the date (the “conversion date”) on which the certificate or certificates representing such shares shall have been surrendered and such notice and any required instruments of transfer shall have been received as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable on such conversion shall be deemed to have become immediately prior to the close of business on the conversion date the holder or holders of record of the shares of Common Stock represented thereby.

      (3) As promptly as practicable after the presentation and surrender for conversion, as herein provided, of any certificate for shares of Class B Common Stock, the Corporation shall issue and deliver at such office or agency, to or upon the written order of the holder thereof, certificates for the number of shares of Common Stock issuable upon such conversion. In case any certificate for shares of Class B Common Stock shall be surrendered for conversion of a part only of the shares represented thereby, the Corporation shall deliver at such office or agency, to or upon the written order of the holder thereof, a certificate or certificates for the number of shares of Class B Common Stock represented by such surrendered certificate, which are not being converted. The issuance of certificates for shares of Common Stock issuable upon the conversion of shares of Class B Common Stock shall be made without charge to the converting holder for any tax imposed on the Corporation in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the shares being converted, and the Corporation shall not be required to issue or deliver any such certificate unless and until the person requesting the issue thereof shall have paid to the Corporation the amount of such tax or has established to the satisfaction of the Corporation that such tax has been paid.

      (4) Upon any conversion of shares of Class B Common Stock into shares of Common Stock pursuant hereto, no adjustment with respect to dividends shall be made; only those dividends shall be payable on the shares so converted as may be declared and may be payable to holders of record of shares of Class B Common Stock on a date prior to the conversion date with respect to the shares so converted; and only those dividends shall be payable on shares of Common Stock issued upon such conversion as may be declared and may be payable to holders of record of shares of Common Stock on or after such conversion date.

      (5) In case of any consolidation or merger of the Corporation as a result of which the holders of Common Stock shall be entitled to receive stock, other securities or other property with respect to or in exchange for Common Stock or in case of any sale or conveyance of all or substantially all of the property or business of the Corporation as an entirety, a holder of a share of Class B Common Stock shall have the right thereafter, so long as the conversion right hereunder shall exist, to convert such share into the kind and amount of shares of stock and other securities and properties receivable upon such consolidation, merger, sale or conveyances by a holder of one share of Common Stock and shall have no other conversion rights with regard to such share. The provisions of this subparagraph (5) shall similarly apply to successive consolidations, mergers, sales or conveyances.

      (6) All shares of Class B Common Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding, and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall thereupon cease and terminate, except only the right of the holders thereof, subject to the provisions of subparagraph (3) of this subdivision (d), to receive shares of Common Stock in exchange therefor.

      (7) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Class B Common Stock.

      (8) At any time when the aggregate number of outstanding shares of Class B Common Stock beneficially owned by the holders of Class B Common Stock, as reflected on the stock transfer records of the Corporation, falls below 10% of the aggregate number of the then outstanding shares of Common Stock and Class B Common Stock, then each share of Class B Common Stock shall automatically be converted into one fully paid and non-assessable share of Common Stock. For purposes of the preceding sentence, the total number of shares of Common Stock and Class B Common Stock “outstanding” at any time shall not include any shares of Common Stock which, after April 1, 1986, are (a) issued in exchange for the assets or stock of other entities (including pursuant to a merger or other business combination), (b) sold by the Corporation for value, (c) issued upon conversion of convertible securities issued in exchange for the assets or stock of other entities or sold by the Corporation for value, or (d) issued as a stock split or dividend with respect to shares issued or sold pursuant to clause (a), (b) or (c) above. For purposes of the first sentence of this subdivision (d)(8), any shares of Common Stock repurchased by the Corporation shall no longer be deemed “outstanding” from and after the date of repurchase.

      (9) In the event of any automatic conversion of the Class B Common Stock pursuant to subdivision (d)(8), certificates formerly representing outstanding shares of Class B Common Stock will thereafter be deemed to represent a like number of shares of Common Stock. Immediately upon such conversion, the rights of the holders of shares of Class B Common Stock as such shall cease and such holders shall be treated for all purposes as having become the record owners of the shares of Common Stock issuable upon such conversion.

      (e) (1) No person or persons holding shares of Class B Common Stock (hereinafter called a “Class B Holder”) may transfer, and the Corporation shall not register the transfer of, such shares of Class B Common Stock, whether by sale, assignment, gift, bequest, appointment or otherwise, except to a Permitted Transferee of such Class B Holder, which term shall have the following meanings:

(i) In the case of a Class B Holder who is a natural person and the holder of record and beneficial owner of the shares of Class B Common Stock subject to said proposed transfer, “Permitted Transferee” means (A) the spouse of such Class B Holder, (B) a lineal descendant of a great grandparent of such Class B Holder or a spouse of any such lineal descendant, (C) the guardian or conservator of a Class B Holder who has been adjudged disabled by a court of competent jurisdiction, (D) the executor or administrator of the estate of a deceased Class B Holder, (E) a trustee of a trust (including a voting trust) for the benefit of one or more Class B Holder, other lineal descendants of a great grandparent of such Class B Holder, the spouse of such Class B Holder, the spouses of such other lineal descendants and an organization, contributions to which are deductible for federal income, estate or gift tax purposes (hereinafter called a “Charitable Organization”), and for the benefit of no other person, provided that such trust may grant a general or special power of appointment to the spouse of such Class B Holder, any lineal descendant of such Class B Holder or the spouse of any such lineal descendant, and may permit trust assets to be used to pay taxes, legacies and other obligations of the trust or the estate of such Class B Holder payable by reason of the death of such Class B Holder and provided that such trust prohibits transfer of shares of Class B Common Stock to persons other than Permitted Transferees, as defined in clause (ii) below, (F) a Charitable Organization established by such Class B Holder, such Class B Holder’s spouse, a lineal descendant of a great grandparent of such Class B Holder, a spouse of any such lineal descendant, the Corporation or employees or former employees of the Corporation, and (G) a corporation all the outstanding capital stock of which is owned by, or a partnership all the partners of which are one or more of such Class B Holders, other lineal descendants of a great grandparent of such Class B Holder or a spouse of any such lineal descendant, and the spouse of such Class B Holder, provided that if any share of capital stock of such a corporation (or of any survivor of a merger or consolidation of such a corporation), or any partnership interest in such a partnership, is acquired by any person who is not within such class of persons, all shares of Class B Common Stock then held by such corporation or partnership, as the case may be, shall be deemed without further act to be converted into shares of Common Stock, and stock certificates formerly representing such shares of Class B Common Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock.

(ii) In the case of a Class B Holder holding the shares of Class B Common Stock subject to said proposed transfer as trustee pursuant to a trust other than a trust described in clause (iii) below, “Permitted Transferee” means (A) any successor trustee or trustees of such trusts; (B) the person who established such trust; and (C) a Permitted Transferee of such person determined pursuant to clause (i) above.

(iii) In the case of a Class B Holder holding the shares of Class B Common Stock subject to said proposed transfer as trustee pursuant to a trust which was irrevocable on the Record Date (a “Transferor Trust”), “Permitted Transferee” means

(A) any successor trustee or trustees of such Transferor Trust;

(B) any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such Transferor Trust whether by power of appointment or otherwise;

(C) any lineal descendant of a great grandparent of either the creator of such Transferor Trust or the spouse of such creator and the spouse of any such lineal descendant; or

(D) the trustee of another trust which was irrevocable on the Record Date and to which Class B Common Stock was also first distributed by the Corporation (a “Transferee Trust”), provided that either the creator of the Transferor Trust or the spouse of such creator shares a common great grandparent with the creator of the Transferee Trust or the spouse of the creator of such Transferee Trust.

(iv) In the case of a Class B Holder who is the record (but not beneficial) owner of the shares of Class B Common Stock subject to said proposed transfer as nominee for the person who was the beneficial owner thereof on the Record Date, “Permitted Transferee” means such beneficial owner and a Permitted Transferee of such beneficial owner determined pursuant to clause (i), (ii), (iii), (v) or (vi) hereof, as the case may be.

(v) In the case of a Class B Holder which is a partnership and the holder of record and beneficial owner of the shares of Class B Common Stock subject to said proposed transfer, “Permitted Transferee” means any partner of such partnership or any “Permitted Transferee” of such partner determined pursuant to clause (i), (ii), (iii), (iv) or (vi) hereof, as the case may be.

(vi) In the case of a Class B Holder which is a corporation (other than a Charitable Organization described in subclause (F) of clause (i) above) and the holder of record and beneficial owner of the shares of Class B Common Stock subject to said proposed transfer, “Permitted Transferee” means any stockholder of such corporation receiving shares of Class B Common Stock through a dividend or through a distribution made upon liquidation of such corporation and the survivor of a merger or consolidation of such corporation or any “Permitted Transferee” of such stockholder determined pursuant to clause (i), (ii), (iii), (iv) or (v) hereof, as the case may be.

(vii) In the case of a Class B Holder who is the executor or administrator of the estate of a deceased Class B Holder, guardian or conservator of the estate of a disabled Class B Holder or who is a trustee of the estate of a bankrupt or insolvent Class B Holder, and provided such deceased, disabled, bankrupt or insolvent Class B Holder, as the case may be, was the record and beneficial owner of the shares of Class B Common Stock subject to said proposed transfer, “Permitted Transferee” means a Permitted Transferee of such deceased, disabled, bankrupt or insolvent Class B Holder as determined pursuant to clauses (i), (v), or (vi) above, as the case may be.

(viii) In the case of a Class B Holder which is an employee benefit plan of the Corporation, “Permitted Transferee” shall include any participant of such plan or Permitted Transferee of such Participant as defined herein, receiving shares of Class B Common Stock in accordance with the terms of such plan.

(ix) In the case of a Class B Holder which is a Charitable Organization described in subclause (E) of clause (i) above and the holder of record and beneficial owner of the shares of Class B Common Stock subject to said proposed transfer, “Permitted Transferee” means any lineal descendant of a great grandparent of the creator of such Charitable Organization or such creator’s spouse.

      (2) Notwithstanding anything to the contrary set forth herein, any Class B Holder may pledge such Holder’s shares of Class B Common Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this subdivision (e). In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Common Stock may only be transferred to a Permitted Transferee of the pledgor or converted into shares of Common Stock, as the pledgee may elect.

      (3) For purposes of this subdivision (e):

(i) The relationship of any person that is derived by or through legal adoption shall be considered a natural one.

(ii) Each joint owner of shares of Class B Common Stock shall be considered a Class B Holder of such shares.

(iii) A minor for whom shares of Class B Common Stock are held pursuant to a Uniform Gifts to Minors Act or similar law shall be considered a Class B Holder of such shares.

(iv) Unless otherwise specified, the term “person” means both natural persons and legal entities.

(v) The “Record Date” is the date for determining the persons to whom the Class B Common Stock is first distributed by the Corporation.

      (4) Any purported transfer of shares of Class B Common Stock not permitted hereunder shall result in the conversion of the transferee’s shares of Class B Common Stock into shares of Common Stock, effective on the date of such purported transfer. The Corporation may, as a condition to the transfer or the registration of transfer of shares of Class B Common Stock to a purported Permitted Transferee, require the furnishing of such affidavits or other proof as it deems necessary to establish that such transferee is a Permitted Transferee.

      (f) (1) Shares of Class B Common Stock shall be registered in the name(s) of the beneficial owner(s) thereof (as hereafter defined) and not in “street” or “nominee” names; provided, however, certificates representing shares of Class B Common Stock issued as a stock dividend on the Corporation’s then outstanding Common Stock may be registered in the same name and manner as the certificates representing the shares of Common Stock with respect to which the shares of Class B Common Stock were issued; and, provided further, however, that any certificates representing shares of Class B Common Stock originally issued in “nominee” name may be transferred and reissued in the name of another “nominee” so long as the beneficial owner of the shares represented by such certificates does not change as a result of such transfer. For the purposes of subdivision (d) and this subdivision (f), the term “beneficial owner(s)” of any shares of Class B Common Stock shall mean the person or persons who possess the power to vote or dispose, or to direct the voting or disposition, of such shares; and “beneficially owned” shares shall refer to shares held by a beneficial owner.

      (2) The Corporation shall note on the certificates representing the shares of Class B Common Stock that there are restrictions on transfer and registration of transfer imposed by subdivision (e) and this subdivision (f).

      (g) Except as otherwise provided in subdivisions (b) and (c) above and except for shares of Class B Common Stock issued in connection with stock splits, stock dividends and other similar distributions, the Corporation shall not issue additional shares of Class B Common Stock after April 1, 1986. All shares of Class B Common Stock surrendered for conversion shall resume the status of authorized but unissued shares of Class B Common Stock.

      (h) The Common Stock and Class B Common Stock are subject to all the powers, rights, privileges, preferences and priorities of the Preferred Stock as may be stated herein and as shall be stated and expressed in any resolution or resolutions adopted by the Board of Directors pursuant to authority expressly granted to and vested in it by the provisions of this Article FOURTH.

      (i) After dividends to which the holders of Preferred Stock may then be entitled under the resolutions creating any series thereof have been declared and paid or set aside in funds for this purpose, and after the Corporation shall have set apart the amounts required pursuant to such resolutions for the purchase or redemption of any series of Preferred Stock, dividends may be declared and paid to the holders of Common Stock and Class B Common Stock in cash, property, or other securities of the Corporation out of any net profits or net assets of the Corporation legally available therefor.

      (j) Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and after the holders, if any, of the Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock and Class B Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Preferred Stock.

      (k) Except as otherwise provided by law or by the resolution or resolutions of the Board of Directors providing for the issue of any series of the Preferred Stock, the holders of Common Stock and Class B Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Common Stock and Class B Common Stock being entitled to vote as provided in subdivision (b).

3.     Designations, Etc. of Preferred Stock

      (a) Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such series from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

      (b) Each series of Preferred Stock

(i) may have such number of shares;

(ii) may have such voting powers, full or limited, or may be without voting powers;

(iii) may be subject to redemption at such time or times and at such prices;

(iv) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(v) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(vi) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange, and with such adjustments;

(vii) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(viii) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation; and

(ix) may have such other relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof;

all as shall be stated in said resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

      (c) Preferred Stock of any series redeemed, converted, exchanged, purchased, or otherwise acquired by the Corporation shall constitute authorized but unissued Preferred Stock.

      (d) All shares of any series of Preferred Stock, as between themselves, shall rank equally and be identical; and all series of Preferred Stock, as between themselves, shall rank equally and be identical except as set forth in resolutions of the Board of Directors authorizing the issuance of such shares. The affirmative vote of the holders of at least two-thirds of the number at the time outstanding of all shares of Preferred Stock affected, given in person or by proxy either in writing or at a meeting at which the holders of all shares of Preferred Stock affected shall vote separately as one class, shall be necessary before the Board of Directors may by resolution create, define and authorize the issuance of one or more series of Preferred Stock entitled to preference over one or more other series of Preferred Stock (as well as over the Common Stock and the Class B Common Stock) with regard to (i) the payment of dividends, (ii) the distribution of assets in the case of the liquidation or dissolution of the Corporation, or (iii) any combination of such preferential rights.

      (e) The rights, powers, designations, preferences and qualifications of the Series A Junior Participating Preferred Stock are set forth in its Certificate of Designations, Preferences and Rights, which is attached as Exhibit A.

      FIFTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(a) To make, alter or repeal the Bylaws of the Corporation.

(b) To fix and determine, and to vary the amount of, the working capital of the Corporation, and to determine the use or investment of any assets of the Corporation, to set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve or reserves.

(c) To authorize the purchase or other acquisition of shares of stock of the Corporation or any of its bonds, debentures, notes, scrip, warrants or other securities or evidences of indebtedness.

(d) Except as otherwise provided by law, to determine the places within or without the State of Delaware, where any or all of the books of the Corporation shall be kept.

(e) To authorize the sale, lease or other disposition of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best.

(f) To authorize the borrowing of money, the issuance of bonds, debentures and other obligations or evidences of indebtedness of the Corporation, secured or unsecured, and the inclusion of provisions as to redeemability and convertibility into shares of stock of the Corporation or otherwise; and the mortgaging or pledging, as security for money borrowed or bonds, notes, debentures or other obligations issued by the Corporation, of any property of the Corporation, real or personal, then owned or thereafter acquired by the Corporation.

      In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Second Restated Certificate of Incorporation and of the Bylaws of the Corporation.

      Subject to any limitation in the Bylaws, the members of the Board of Directors shall be entitled to reasonable fees, salaries or other compensation for their services, as determined from time to time by the Board of Directors, and to reimbursement for their expenses as such members. Nothing herein contained shall preclude any director from serving the Corporation or its subsidiaries or affiliates in any other capacity and receiving compensation therefor.

      Any director may be removed for cause by the vote of the holders of a majority of the stock then entitled to vote or by the vote of a majority of the total number of directors authorized by the Board of Directors for election at the preceding annual meeting of the stockholders.

      SIXTH. No holder of stock of the Corporation shall be entitled as of right to purchase or subscribe for any part of the unissued stock of the Corporation, or any stock of the Corporation to be issued by reason of any increase of the authorized capital stock of the Corporation, or bonds, certificates of indebtedness, debentures or other securities convertible into stock of the Corporation, or any stock of the Corporation purchased or otherwise acquired by the Corporation.

      SEVENTH. No contract or transaction between this Corporation and one or more of its directors and officers, or between this Corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers of this Corporation are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

(a) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

(b) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

      Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

      EIGHTH. The affirmative vote or consent of the holders of at least 66 2/3% of all the outstanding shares of stock of the Corporation of each class entitled to vote in elections of directors (considered for the purposes of this Article EIGHTH as one class) shall be required (a) for a merger or consolidation with or into any other corporation, or (b) for any sale, lease or exchange of all or substantially all of the property and assets of the Corporation to any other corporation, person or other entity. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the stock of the Corporation otherwise required by law. The provisions of this Article EIGHTH shall not apply in the case of any transaction described above with another corporation of which at least 51% of the outstanding shares of each class of voting stock is owned by this Corporation. Notwithstanding any other provision of this Second Restated Certificate of Incorporation or the Bylaws of the Corporation (and in addition to any other vote that may be required by law, this Second Restated Certificate of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of at least 66 2/3% of all the outstanding shares of stock of the Corporation of each class entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article EIGHTH of the Second Restated Certificate of Incorporation of the Corporation.

      NINTH. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing of such holders. At any annual meeting or special meeting of stockholders of the Corporation, only such business shall be conducted as shall have been brought before such meeting in the manner provided by the Bylaws of the Corporation. Notwithstanding any other provision of this Second Restated Certificate of Incorporation or the Bylaws of the Corporation (and in addition to any other vote that may be required by law, this Second Restated Certificate of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of at least 66 2/3% of all the outstanding shares of stock of the Corporation of each class entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article NINTH of the Second Restated Certificate of Incorporation of the Corporation.

      TENTH. Special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called at any time by a majority of the whole Board of Directors, the chairman of the Board of Directors or the president of the Corporation and shall be called by the president or the secretary of the Corporation upon the written request of the holders of 66 2/3% or more of all the outstanding shares of stock of the corporation of each class entitled to vote in elections of directors (considered for purposes of this Article TENTH as one class) as of the date of such request. Notwithstanding any other provision of this Second Restated Certificate of Incorporation or by Bylaws of the Corporation (and in addition to any other vote that may be required by law, this Second Restated Certificate of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of at least 66 2/3% of all the outstanding shares of stock of the Corporation of each class entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article TENTH of the Second Restated Certificate of Incorporation.

      ELEVENTH.     1.     Elimination of Certain Liability of Directors. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

2.     Indemnification and Insurance.

      (a) The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or administrators) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 2(a) shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

      The Corporation shall have the express authority to enter into such agreements as the Board of Directors deems appropriate for the indemnification of directors and officers of the Corporation. Such agreements may contain provisions relating to, among other things, the advancement of expenses, a person’s right to bring suit against the Corporation to enforce his or her right to indemnification, the establishment of a trust to assure the availability of funds to satisfy the Corporation’s indemnification obligations to such person and other matters as the Board of Directors deems appropriate or advisable.

      The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation who are not directors or officers similar to those conferred in this Section 2(a) to directors and officers of the Corporation.

      (b) The rights to indemnification and to the advancement of expenses conferred in Section 2(a) shall not be exclusive of any other right which any person may have or hereafter acquire under this Second Restated Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

      (c) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

3.     Repeal or Modification. Any repeal or modification of this Article ELEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing pursuant to this Article ELEVENTH at the time of such repeal or modification.

      TWELFTH.     Number of Directors. The Board of Directors shall consist of not less than three (3) nor more than eleven (11), the exact number to be set as provided herein. Until increased or decreased as provided herein, the Board of Directors shall consist of nine (9) members. The Board of Directors is authorized to increase or decrease the size of the Board of Directors (within the range specified above) at any time by the affirmative vote of two-thirds of the directors then in office. Notwithstanding any other provision of this Second Restated Certificate of Incorporation or the Bylaws of the Corporation (and in addition to any other vote that may be required by law, this Second Restated Certificate of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of at least 66 2/3% of all the outstanding shares of stock of the Corporation of each class entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article TWELFTH of the Second Restated Certificate of Incorporation of the Corporation.

      THIRTEENTH.     Classified Board.

      (a) The Board of Directors shall be divided into three classes: Class I Directors, Class II Directors and Class III Directors. Each class of directors shall be nearly equal in number of directors as possible. Each director shall serve for a term ending at the third annual shareholders’ meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected as Class I Directors shall serve for term ending at the annual meeting to be held in the year following the first election of directors by classes, the directors first elected as Class II Directors shall serve for a term ending at the annual meeting to be held in the second year following the first election of directors by classes and the directors first elected as Class III Directors shall serve for a term ending at the annual meeting to be held in the third year following the first election of directors by classes. Notwithstanding the foregoing, each director shall serve until his or her successor shall have been elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise required by applicable law, at each succeeding annual meeting of the shareholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting.

      (b) At each annual election, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expire as directorships of another class in order more nearly to achieve equality in the number of directors among the classes. When the Board of Directors fills a vacancy resulting from the death, resignation or removal of a director, the director chosen to fill that vacancy shall be of the same class as the director he or she succeeds, unless, by reason of any previous changes in the authorized number of directors, the Board of Directors shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes.

      (c) Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, upon any change in the authorized number of directors, each director then continuing to serve as such will nevertheless continue as a director of the class of which he or she is a member, until the expiration of his or her current term or his or her earlier death, resignation or removal.

      (d) Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

      (e) Notwithstanding any other provision of this Second Restated Certificate of Incorporation or the Bylaws of the Corporation (and in addition to any other vote that may be required by law, this Second Restated Certificate of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of at least 66 2/3% of all the outstanding shares of stock of the Corporation of each class entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article THIRTEENTH of the Second Restated Certificate of Incorporation of the Corporation.

Exhibit A

CERTIFICATE OF DESIGNATION, PREFERENCES AND

RIGHTS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

WM. WRIGLEY JR. COMPANY

      Section 1.  Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be one million (1,000,000).

      Section 2.  Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the same date as the Company pays quarterly dividends on the Common Stock (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, no par value per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after June 6, 2001 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

      Section 3.  Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the certificate of incorporation or by-laws irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

      Section 4.  Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

      Section 5.  Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

      Section 6.  Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      Section 7.  Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      Section 8.  No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

      Section 9.  Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

      Section 10.  Amendment. At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Restated Certificate of Incorporation, as amended, of the Corporation nor this Certificate of Designation shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

      Section 11.  Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

BYLAWS
of the
WM.WRIGLEYJR. COMPANY
(A DELAWARE CORPORATION)
Appendix B

BYLAWS

of the
WM. WRIGLEY JR. COMPANY
(A Delaware Corporation)

Amended and Restated as of March 5, 2002

ARTICLE 1

OFFICES

      SECTION 1.1. Principal Office. The principal office of the corporation shall be in the city of Wilmington, County of New Castle, State of Delaware.

      SECTION 1.2. Other Offices. The corporation may also have other offices, either within or without the State of Delaware, and either within or without the territorial limits of the United States, as the board of directors or the officers may from time to time determine.

ARTICLE 2

STOCKHOLDERS’ MEETINGS

      SECTION 2.1. Place of Meetings. All meetings of the stockholders shall be held at the place, within or without the State of Delaware, as the board of directors may from time to time determine.

      SECTION 2.2. Annual Meeting. The annual meeting of stockholders shall be held on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which meeting the stockholders shall elect one of the three classes of the board of directors in the manner set forth in Article THIRTEENTH of the Second Restated Certificate of Incorporation, and transact such other business as may be required by statute or these bylaws or as may otherwise be properly brought before the meeting. The annual meeting may be adjourned from time to time without notice, other than announcement at the meeting, until its business is completed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the date, hour, and place of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      SECTION 2.3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the persons specified in Article TENTH of the Second Restated Certificate of Incorporation. The notice of such meeting shall state the purpose or purposes of the proposed meeting. Special meetings of the stockholders shall be held at the date, hour, and place stated in the notice of the meeting and may be adjourned from time to time without notice as set forth in these bylaws. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the date, hour, and place of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      SECTION 2.4. Notice of Meetings. Written notice stating the date, hour, and place of any meeting of the stockholders and, in the case of a special meeting, the purpose or purposes of the meeting, shall be delivered to each stockholder of record entitled to notice of and to vote at such meeting, not less than ten (10) nor more than sixty (60) days before the date of the meeting.

      SECTION 2.5. Business at Special Meetings. Business transacted at all special meetings of the stockholders shall be confined to the purposes stated in the notice of meeting.

      SECTION 2.6. Stockholder List. At least ten days before every meeting of the stockholders, a complete listing of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder so entitled and the number of shares of each class of voting stock registered in the name of each stockholder, shall be prepared by the secretary. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      SECTION 2.7. Presiding Officer. The chairman of the board of directors, if any, shall preside at all meetings of the stockholders. In the event the office of chairman of the board is vacant, or in the event the chairman is absent or is unable or declines to preside at any such meeting, the chief executive officer shall preside; provided, that in the event the office of chief executive officer is vacant, or in the event the chief executive officer is absent or is unable or declines to preside, an officer of the corporation may be empowered by the chief executive officer to preside; provided further, that in the event an officer of the corporation empowered by the chief executive officer is absent or is unable or declines to preside, the other officers, in the order of seniority designated for such purpose by the board of directors from time to time, shall preside, or if no such designation has been made by the board of directors, the other officers in the order elected at the most recent annual election of officers, shall preside.

      SECTION 2.8. Quorum. Except as otherwise required by law, the Second Restated Certificate of Incorporation or these bylaws, the holders of a majority of the votes entitled to be cast represented by the shares of stock outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, or as otherwise provided in these bylaws, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the date, hour, and place of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      SECTION 2.9. Voting. When a quorum is present at any meeting, and except as otherwise required by law, the Second Restated Certificate of Incorporation or these bylaws, the affirmative vote of the holders of a majority of the total number of votes entitled to be cast represented in person or by proxy, voting as a single class, shall decide any question properly brought before such meeting. The board of directors, in its discretion, or the officer of the corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

      SECTION 2.10. Proxies. Any stockholder entitled to vote shall be entitled to vote in person, or by his or her proxy appointed by an instrument in writing signed by such stockholder or by his or her authorized attorney-in-fact, delivered to the secretary of the corporation prior to any such vote. The proxy shall be dated not more than three years prior to said meeting, unless said instrument provides for a longer period.

      SECTION 2.11. Nature of Business at Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement) given by or at the direction of the board of directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the board of directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.11 and on the record date for the determination of stockholders entitled to notice of and to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.11.

      In addition to any other applicable requirements, for business to be properly brought before an annual meeting of stockholders, such stockholder must have given timely notice in proper written form to the secretary of the corporation.

      To be timely, the notice must be delivered to or received by the secretary at its principal executive offices not less than ninety (90) nor more than one hundred twenty (120) days before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first.

      To be in proper form, a stockholder’s notice to the secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

      No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.11, provided, however, that, once business has been properly brought before the annual meeting in accordance with this procedure, nothing in this Section 2.11 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

      SECTION 2.12. Conduct of Meetings. The board of directors or the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and, in the case of the chairman of the meeting to do all such acts as are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the board of directors or prescribed by the chairman of the meeting, may include, without limitation: (a) the setting of the business of the meeting and the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to the stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman shall permit; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) not requiring motions or seconding of motions and deeming directors nominated, or proposals made, by or under the authority of the board of directors to be properly before the meeting without further action; and (f) limitations and restrictions as to the content of and the time allotted, if any, to questions or comments by participants. Meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedures.

      SECTION 2.13. Stock Ledger. The stock ledger of the corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the stockholders list required by applicable law or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

      SECTION 2.14. Inspectors of Election. In advance of or at any meeting of stockholders, the board of directors by resolution or the chairman of the board, the president or chief executive officer shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternative is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

ARTICLE 3

DIRECTORS

      SECTION 3.1. Management of the Corporation. The property and business of the corporation shall be managed by its board of directors. The board may exercise all powers of the corporation and do all lawful acts and things except those which, by applicable law, or by the Second Restated Certificate of Incorporation, or these bylaws, are directed or required to be exercised or done by the stockholders.

      SECTION 3.2. Number. The board of directors shall consist of such number as determined from time to time in the manner set forth in Article TWELFTH of the Second Restated Certificate of Incorporation. Directors need not be stockholders.

      SECTION 3.3. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the certificate of incorporation. Nominations of persons for election to the board of directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the board of directors (or any duly authorized committee of the board) or (b) by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.3 and on the record date for the determination of stockholders entitled to notice of and to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 3.3.

      In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice in proper written form to the secretary of the corporation.

      To be timely, the notice must be delivered to or received by the secretary of the corporation at its principal executive offices (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first.

      To be in proper written form, a stockholder’s notice to the secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of the capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information related to the person that would be required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its rules and regulations; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of the capital stock of the corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required in connection with the solicitation of proxies pursuant to Section 14 of the Exchange Act and its rules and regulations. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

      No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 3.3. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

      SECTION 3.4. Resignations. Any director of the corporation may resign at any time, by giving written notice to the chairman of the board of directors, if any, or to the chief executive officer, the president or the secretary of the corporation. Such resignation shall take effect at the time specified in the notice or, if no time is specified, immediately. Unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

      SECTION 3.5. Meeting. The first meeting of each newly elected board of directors shall be held as soon as practicable after the adjournment of the annual meeting of stockholders. If such meeting is held immediately after the adjournment of the annual meeting of stockholders, the newly elected directors need not be notified of such meeting; otherwise, notice of the date, hour, and place of such meeting shall be given to each director. Additional meetings of the board of directors may be called by the chairman of the board of directors, if any, the chief executive officer or by two or more directors and may be held on any date, at any time and at any place designated in the notice of the meeting duly prepared and delivered to each director by the secretary or an assistant secretary or by the officer or one or more of the directors calling the meeting.

      SECTION 3.6. Notice. Notice of additional meetings of the board of directors, or of the first meeting of each newly elected board of directors if it is not held immediately after the adjournment of the annual meeting of the stockholders, shall be given to each director at least forty-eight hours before the meeting if by mail, at least twenty-four hours before the meeting if given in person or by telephone or telegraph, facsimile or other electronic means or such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances. Notice of a meeting need not specify the purpose of the meeting, except in the case of a proposed amendment or repeal of any provision of the Bylaws.

      SECTION 3.7. Quorum. At all meetings of the board of directors, a majority of the directors then holding office, but not less than two, shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the Second Restated Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      SECTION 3.8. Presiding Officer. The chairman of the board of directors shall preside at all meetings of the directors. In the event the office of chairman of the board is vacant, or in the event the chairman is absent or is unable or declines to preside at any such meeting, the chief executive officer shall preside. If the office of chief executive officer is vacant, or in the event the chief executive officer is absent or is unable or declines to preside, a director may be empowered by the chief executive officer to preside. In the event that such director is absent or is unable or declines to preside or no such director has been so empowered, the presiding officer at any such meeting shall be any director designated by the vote of a majority of the directors present at such meeting.

      SECTION 3.9. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action is taken on any matter shall be conclusively presumed to have assented to the action taken, unless such director’s dissent shall be entered in the minutes of the meeting or unless such director shall file a written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

      SECTION 3.10. Meetings by Means of Conference Telephone. Unless otherwise provided by the Second Restated Certificate of Incorporation or these Bylaws, members of the board of directors or any committee designated by such board may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment so long as all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

      SECTION 3.11. Action Without Meeting. Unless otherwise provided by the Second Restated Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof, may be taken without a meeting, if a written consent thereto is signed by all members of the board or committee, as the case may be, and such written consent is filed with the minutes of the proceedings of such board or committee.

      SECTION 3.12. Committees of Directors. Unless otherwise specifically provided by the Second Restated Certificate of Incorporation or these Bylaws, the board of directors may, by resolution passed by a majority of the whole board, designate one or more committees and the composition thereof, and from time to time shall name the chairman thereof. Each committee shall consist of no less than two directors. The duties and functions of all committees shall be established from time to time by resolution passed by a majority of the whole board of directors. At all meetings of each committee, a majority of the members thereof, but not less than two, shall constitute a quorum for the transaction of business. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution establishing the committee, unless otherwise provided by law, the Second Restated Certificate of Incorporation or these Bylaws, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution of the board of directors. Each committee shall keep regular minutes of its meetings and deliver them to the board of directors as the latter may require. The chief executive officer may, at the pleasure of the board, attend the meetings of each committee as a non-voting advisory participant.

      SECTION 3.13. Composition of the Board of Directors and Nominating and Audit Committees. So long as any shares of Class B Common Stock remain outstanding, the Nominating Committee shall not recommend to the board of directors any individual or individuals for election to the board of directors or for appointment to the Audit Committee, and the board of directors shall not nominate, elect or appoint any such individual or individuals, if, after such election or appointment, a majority of the members of the board of directors shall not consist of “independent directors” (as defined below) or the composition of the members of the Audit Committee shall not conform to the rules and regulations of the New York Stock Exchange then in effect. So long as any shares of Class B Common Stock remain outstanding, the “independent directors” of the Board of Directors shall, from time to time, name the members of the Nominating Committee which shall consist only of “independent directors.” The chairman of the Nominating Committee shall be selected from time to time by the members of the Nominating Committee.

      For purposes of determining an “independent director” eligible for membership on the board of directors or the Nominating Committee, an “independent director” is a director who is not:

(a) William Wrigley or his spouse, (b) a lineal descendant of a great grandparent of William Wrigley or a spouse of any such lineal descendant, (c) at the time of determination, and was not at any time within the 3 year preceding such time, an officer or employee of the corporation or of any of its affiliates or subsidiaries, (d) the beneficial holder of more than 5% of the total number of shares of Common Stock and Class B Common Stock then outstanding, (e) a director, officer, employee or partner of any person or entity holding more than 5% of the total number of shares of Common Stock and Class B Common Stock then outstanding, (f) an owner, officer, partner or employee of a firm supplying banking, investment banking, legal or accounting services to the corporation or of a firm supplying any other services to the corporation other than services on an occasional and minimal basis or (g) an owner, officer, partner or employee of a purveyor of products to the corporation which amount to more than 1% of the annual sales of such purveyor of products. For purposes of clauses (f) and (g) a person should not be deemed an “owner” of another entity unless such person directly or indirectly owns 1% or more of the outstanding equity of such entity.

      SECTION 3.14. Compensation of Directors. As determined from time to time by the board of directors, the corporation may compensate each director, in a manner determined by resolution of the board, for his or her services, as a member of the board or any committee, including expenses of attendance at such meetings. Nothing contained herein shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE 4

NOTICES

      SECTION 4.1. Manner of Notice. Whenever written notice is required by law, the Second Restated Certificate of Incorporation or these Bylaws, to be given to any director or stockholder, such notice may be given in by mail, addressed to such director or stockholder, at such person’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, facsimile, telex or cable.

      SECTION 4.2. Waiver of Notice. When notice is required to be given by law, the Second Restated Certificate of Incorporation, or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in any waiver of notice.

ARTICLE 5

OFFICERS

      SECTION 5.1. Election and Appointment of Officers. The board of directors at its first meeting after the annual meeting of stockholders, or as soon as practicable thereafter, may elect a chairman of the board of directors and shall elect a chief executive officer, a president, a secretary, a treasurer, a controller and such other officers as the business of the corporation may require, including any other officers with or without a special designation relating to their duties. The board of directors or the chief executive officer may at any time or times appoint other officers, with or without a special designation relating to their duties, as the business of the corporation may require. Any officers so elected or appointed shall hold such office for such time as shall be determined by the board of directors or the chief executive officer, as the case may be. Two or more offices may be held by the same person except the office of treasurer and controller. The chairman of the board, if any, and the president shall be elected from among the directors. None of the other officers need be a director.

      SECTION 5.2. Duties and Powers of Officers. Subject to law, the Second Restated Certificate of Incorporation or these Bylaws, each elected and appointed officer shall have such duties and powers as may be prescribed by these Bylaws or, in the absence thereof, as may be prescribed by the board of directors or by the chief executive officer from time to time. The authority to vote or delegate others to vote the shares of stock owned by the corporation in its various subsidiaries at their respective meetings of stockholders shall be vested in the chairman of the board, if any, the chief executive officer, the president, any executive vice president, any senior vice president, the chief financial officer, the vice president-corporate affairs, the controller, the treasurer, the secretary, or any of them.

      SECTION 5.3. Removal and Resignations. Any officer may be removed at any time, with or without cause, by majority vote at any meeting of the board of directors at which a quorum is present. Any person holding an appointive office may also be removed at any time, with or without cause, by the chief executive officer. Any officer may resign at any time by giving written notice to the board of directors or the chief executive officer.

      SECTION 5.4. Vacancies. Any vacancy occurring in any elective or appointive office of the corporation for any reason may be filled by the board of directors or the chief executive officer for the unexpired portion of the term thereof.

      SECTION 5.5. Chairman of the Board of Directors. The chairman of the board of directors may preside at all meetings of the stockholders and directors; he or she shall act in a general advisory capacity in connection with the business and affairs of the corporation; and he or she shall perform such other duties as may be prescribed from time to time by the board of directors.

      SECTION 5.6. Chief Executive Officer. The chief executive officer of the corporation shall have general supervision, direction, and control of the day-to-day affairs, and the officers of the corporation, subject to the authority of the board of directors and shall ensure that all orders and resolutions of the board of directors are carried into effect and shall perform such other duties as may be prescribed from time to time by the board of directors.

      SECTION 5.7. President. The president may be the chief operating officer of the corporation. In the event the offices of chief executive officer and president are not held by the same person, the president shall assist and report directly to the chief executive officer, and shall perform such other duties as shall be prescribed from time to time by the board of directors or the chief executive officer.

      SECTION 5.8. Secretary. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and, unless someone else is otherwise designated by the presiding officer of the meeting of stockholders, shall record all votes and the minutes of all proceedings. As required, the secretary, or an assistant secretary, shall perform like duties for committees of the board. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors, and the secretary or the assistant secretary, if there be one, shall give, or cause to be given, notice of all meetings of the committees of the board, and each shall perform such other duties as may be prescribed by the board of directors or the chief executive officer, under whose supervision such office shall be. The secretary shall keep in safe custody the seal of the corporation and, when authorized by the board, or any committee thereof, the chairman of the board, the chief executive officer or such other officers as may be designated from time to time by the board of directors or the chief executive officer, shall affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an assistant secretary, if there shall be one. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by the signature of such officer. The secretary shall perform such other duties as may be prescribed from time to time by the chief executive officer or the board of directors.

      SECTION 5.9. Treasurer. The treasurer shall have custody of and shall keep an account of all monies, funds, and property of the corporation; and shall render such accounts and present such statements to the board of directors or the chief executive officer as they may require. The treasurer shall deposit all funds of the corporation in such banks or other depositories as the board of directors may from time to time designate; provided, however, that the board of directors may, by resolution, delegate to the chief executive officer and any other officers of the corporation the authority to designate banks and other financial institutions for the funds of the corporation; shall keep all bank accounts in the name of the corporation; shall endorse or shall cause to be endorsed, for collection the bills, notes, checks, and other negotiable instruments received by the corporation; shall sign, or shall cause to be signed, all bills, notes, checks, and other negotiable instruments of the corporation; shall pay out, or shall cause to be paid out, of money as the business of the corporation may require, taking proper vouchers therefor; provided, however, that the board of directors shall have the power, by resolution, to delegate any of the duties of the treasurer to any other officer and to provide for the signing of bills, notes, checks, vouchers, or other instruments by other officers or employees.

      SECTION 5.10. Controller. The controller shall be the chief accounting officer of the corporation; shall have charge and control of the books and accounts and the internal accounting system of the corporation; and shall render such reports to the board of directors and the chief executive officer as they may require. The controller shall not be an authorized signer of any check, note, or other instrument transferring funds of the corporation or borrowing any money in its name. The controller shall perform such other duties as may be prescribed from time to time by the chief executive officer or the board of directors.

      SECTION 5.11. Salaries. All remuneration of the chairman of the board, if any, the chief executive officer and the president shall be established by the board of directors or the Compensation Committee of the board of directors. The remuneration of all other officers, whether elected or appointed, shall be established by the chief executive officer.

      SECTION 5.12. Succession of Officers. In the event that the office of chief executive officer is vacant, or in the event the chief executive officer is absent or unable to act, the officers, in the order of succession as may be designated for such purpose by the board of directors from time to time, shall, except as otherwise specifically provided for in these Bylaws in the case of presiding at meetings of directors and stockholders, perform the duties and exercise the powers of the chief executive officer. If the board of directors shall not have made such a designation, the officers, in the order of succession as may be designated for such purpose by the chief executive officer from time to time, shall, except as otherwise specifically provided for in these bylaws, perform the duties and exercise the powers of the chief executive officer. If the board of directors or the chief executive officer shall not have made such designation, the elected officers, if any, in the order elected at the most recent annual election of officers, shall perform such duties and exercise such powers. In the event there are no elected officers, or they are absent or unable or decline to act, the appointed officers, in the order appointed at the most recent election of officers, shall perform such duties and exercise such powers.

ARTICLE 6

VOTING POWER, CONTRACTS AND CHECKS

      SECTION 6.1. Voting of Stock Owned by the Corporation. The chairman of the board of directors, if any, the chief executive officer, or any other officers as may be specifically designated by the board of directors, or by the chief executive officer, shall have full power and authority to attend any meeting of stockholders of any corporation in which the corporation may own stock, and shall possess and may exercise on behalf of the corporation any and all rights and powers incident to the ownership of said stock, including the power to vote said stock, and to sign any proxy or power of attorney authorizing the person named therein to do so.

      SECTION 6.2. Signing of Contracts. The chairman of the board of directors, if any, the chief executive officer, or any other officers as may be specifically designated by the board of directors or by the chief executive officer shall execute and deliver on behalf of the corporation any contract, deed, lease, or other instrument required in the usual course of its business, except where required or permitted by law to be otherwise signed and executed, and except where the signing and execution thereof shall be expressly delegated by the board of directors or the chief executive officer to an agent of the corporation.

      SECTION 6.3. Checks. Checks, demands for money, notes, or other evidences of indebtedness of the corporation shall be signed by the treasurer or such officer or officers (other than the controller or divisional or unit controllers) or such other person or persons as the board of directors or the chief executive officer may from time to time designate. The facsimile signature of the corporation’s name may be used to sign such instruments in lieu of the signatures of such officers or persons, and the signatures of officers or other persons authorized to sign such instruments may be facsimiles.

ARTICLE 7

CERTIFICATES OF STOCK

      SECTION 7.1. Certificates of Stock. If certificates of stock of the corporation are issued as evidence of the ownership thereof, they shall be numbered, which, along with appropriate information to identify ownership, shall be entered in the books of the corporation as they are issued. Each certificate shall exhibit the holder’s name and number of shares represented thereby, and shall be signed, which signature may be a facsimile thereof, by the chief executive officer or the president, and the secretary or an assistant secretary or the treasurer or an assistant treasurer. If any stock certificate is countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, any other signature may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue. In the event of the alleged loss or destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms in conformity with law as the board of directors may prescribe from time to time.

      SECTION 7.2. Certificateless Ownership. The corporation is not required to issue stock certificates to evidence the ownership thereof. If no certificates are issued then information sufficient to identify ownership thereof shall be entered in the books of the corporation. The corporation shall issue a stock certificate upon the request of the owner thereof.

      SECTION 7.3. Stock Transfers. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and upon the request by the beneficial owner or the owner of record, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and to cancel the old certificate and record the transaction upon its books. Unless specifically requested to issue stock certificates, the corporation may maintain all transfers of ownership only on its records.

ARTICLE 8

AMENDMENTS TO BYLAWS

      SECTION 8.1. Amendments by Stockholders. These Bylaws may be amended or repealed, unless otherwise prescribed by law or the Second Restated Certificate of Incorporation, and new bylaws may be adopted, at any annual or special meeting of the stockholders at which a quorum is present by the vote of the stockholders representing a majority of the votes entitled to vote, present in person or represented by proxy, provided notice of the proposed amendment or repeal is contained in the notice of such annual or special meeting, and provided further, that no provision of the bylaws establishing the manner in which the date of such annual meeting is determined shall be amended within sixty days before the date fixed by the board of directors on which the annual meeting of stockholders is to be held that year.

      SECTION 8.2. Amendments by Directors. These Bylaws may be amended or repealed, unless otherwise prescribed by law or the Second Restated Certificate of Incorporation, and new bylaws may be adopted, by the affirmative vote of a majority of the board of directors at any meeting thereof at which a quorum is present, if notice of the proposed amendment or repeal is contained in the notice of such meeting.

ARTICLE 9

GENERAL PROVISIONS

      SECTION 9.1. Fiscal Year. The fiscal year of the corporation shall be the calendar year.

      SECTION 9.2. The Corporate Seal. The corporate seal shall have inscribed thereon the name of the corporation, and the words “Corporate Seal, Chicago, Illinois.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

WM. WRIGLEY JR. COMPANY AMENDED 1997 MANAGEMENT INCENTIVE PLAN
EFFECTIVE AS OF MARCH5, 2002
Appendix C

WM. WRIGLEY JR. COMPANY AMENDED 1997 MANAGEMENT INCENTIVE PLAN

Effective as of March 5, 2002

I. General

      1.1 Purpose. The purpose of the Wm. Wrigley Jr. Company 1997 Management Incentive Plan (the “Plan”) for key employees of the Wm. Wrigley Jr. Company (the “Company”) and its subsidiaries is to foster and promote the long-term financial success of the Company and increase stockholder value by:

(a) attracting and retaining key employees, non-employee directors and other service providers (“key employees”) possessing outstanding abilities; and

(b) motivating key employees by providing the opportunity to participate with the stockholders in the long-term growth and financial success of the Company.

      1.2 Plan. The Committee hereinafter designated, or the Chief Executive Officer of the Company if delegated the authority pursuant to Section 1.5 hereof with respect to eligible key employees of the Company, its operating units or its subsidiaries in which it owns, directly or indirectly, a majority of the voting stock, may grant to such eligible key employees (the “Participants”) stock awards, stock options, stock appreciation rights, performance units, share units, money credits, annual or long-term incentive compensation awards or combinations thereof, on the terms and subject to the conditions stated in the Plan.

      1.3 Limitation on Shares to Be Issued. The maximum number of shares of common stock of the Company, no par value (the “Common Stock”), to be issued pursuant to all grants made under the Plan shall be 20,000,000 shares. Shares awarded pursuant to grants that by reason of the expiration, cancellation or other termination of grants prior to issuance, are not issued, and restricted shares that are forfeited after their issuance, shall again be available for future grants.

      Shares of Common Stock to be issued may be authorized and unissued shares of Common Stock, treasury stock, shares purchased on the open market or a combination thereof.

      1.4 Limitation on Stock Options and Stock Appreciation Rights. During the term of the Plan, no Participant can receive stock options or freestanding stock appreciation rights relating to shares of Common Stock that in the aggregate exceed 15% of the total number of shares of Common Stock authorized pursuant to the Plan, as adjusted pursuant to the terms hereof.

      1.5 Administration of Plan. The Plan and the programs thereunder (the “Programs”) shall be administered by a committee of two or more persons selected by the Board of Directors of the Company (the “Board of Directors” or “Board”) from its own membership, which shall be the Compensation Committee of the Board of Directors unless another committee of the Board shall be designated by the Board for some or all purposes of the Plan (the “Committee,” or the “Compensation Committee”). Solely with respect to administration of the awards granted hereunder that are intended to satisfy the applicable requirements of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), each member of the Committee shall be an “outside director” within the meaning of Section 162(m), to the extent applicable. Solely with respect to administration of the awards that are intended to satisfy the applicable requirements of Rule 16b-3 (“Rule 16b-3”) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as then in effect or any successor provision, each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3, to the extent applicable.

      The Committee shall, subject to the limitations of the Plan, have full power and discretion to interpret and administer the Plan; to establish selection guidelines; to select eligible persons for participation; and to determine the form of grant, either in the form of money credits, share units, performance units, stock options, stock appreciation rights, stock awards (including restricted stock awards), annual or long-term incentive compensation awards or combinations thereof, the number of shares subject to the grant, the basis on which the fair market value of the Common Stock is measured, when necessary, the restriction and forfeiture provisions relating to restricted stock awards, the time and conditions of vesting or exercise, the conditions, if any, under which time of vesting or exercise may be accelerated, the conditions, form, time, manner and terms of payment of any award and all other terms and conditions of the grant. In addition, with respect to awards granted under the Plan that are intended to satisfy the applicable provisions of Section 162(m), the Committee shall have full power and discretion to establish and administer performance goals, establish performance periods and to certify that performance goals have been attained, to the fullest extent required to comply with Section 162(m).

      The Committee may establish rules, regulations and guidelines for the administration of the Plan, and impose, incidental to a grant, conditions with respect to employment or other activities not inconsistent with or conflicting with the Plan. The Committee may, in its discretion, delegate to the Chief Executive Officer of the Company the power and authority with respect to the selection of, and grants to, eligible key employees of the Company, subject to the rules, regulations and guidelines of general application prescribed by the Committee.

      The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, all Participants and employees of the Company, and upon their respective beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them. By accepting any benefits under the Plan, each Participant, and each person claiming under or through such Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, the Board of Directors or the Committee.

      1.6 Adjustment Provisions. In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effective, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other corporation, or new, different or additional shares of other securities of the Company or of another corporation are received by the holders of Common Stock or any distribution is made to the holders of Common Stock other than a cash dividend, (a) the maximum number and class of shares or other securities that may be issued or transferred under the Plan, (b) the maximum number of shares that may be issued as stock options, stock appreciation rights and restricted stock awards to any Participant during the term of the Plan, and (c) the number of share units, stock awards or the number and class of shares or other securities that are the subject of any grant or the deferral of any grant, shall be equitably adjusted by the Committee under the Plan as the Committee determines will fairly preserve the intended benefits of the Plan to the Participants and the Company, and will fairly accomplish the purposes of the Plan.

      1.7 Purchase of Shares of Common Stock. It is contemplated that the Company, although under no legal obligation to do so, may from time to time purchase shares of Common Stock for the purpose of paying all or any portion of any award payable in or measured by the value of shares of Common Stock, or for the purpose of replacing shares issued or transferred in payment of all or part of an award. All shares so purchased shall, unless and until transferred in payment of an award, be at all times the property of the Company available for any corporate purpose, and no Participant or employee or beneficiary, individually or as a group, shall have any right, title or interest in any shares of Common Stock so purchased.

      1.8 Effective Date and Term of Plan. The Amendment to the MIP shall be submitted to the stockholders of the Company for approval at the 2002 Annual Meeting of Stockholders of the Company scheduled to be held on March 5, 2002, and shall be effective as of such date, subject to such approval by the stockholders of the Company. The Plan shall retain its original termination date of ten years after it becomes effective (January 1, 1997) unless terminated prior thereto by action of the Board of Directors of the Company. No further grants shall be made under the Plan after termination, but termination shall not affect the rights of any Participant under any grants made prior to termination.

      1.9 Amendments and Termination. The Plan and Programs may be amended or terminated by the Board of Directors of the Company at any time and in any respect, except that, unless otherwise determined by the Board, no amendment may be made without stockholder approval if, and to the extent that, such approval would be required to comply with any applicable provisions of Section 162(m) or Rule 16b-3, or any successor to the foregoing.

      Similarly, subject to obtaining the consent of the Participant where required by applicable law, the Committee may alter, amend or modify any award or grant made pursuant to the Plan or Programs in any respect not in conflict with the provisions of the Plan or Programs, as the case may be, if the Committee deems such alterations, amendment or modification to be in the best interests of the Participant or the Company by reason of changes or interpretations in tax, securities, other applicable laws, or other business purposes.

      1.10 Prior Plans. Any grants made under the Wm. Wrigley Jr. Company Management Incentive Plan (the “Prior Plan”), shall be covered by the terms and conditions of the Prior Plan. Any grants made under the Programs prior to the effective date of the Plan shall be covered by the terms and conditions of such Programs and the Prior Plan.

      1.11 Terms and Conditions. Awards granted under the Plan shall contain such terms and conditions as the Committee shall specify, including without limitation those terms and conditions described in Article IX hereof, and restrictions on the sale or other disposition of the shares of Common Stock, or the forfeiture of certain awards upon termination of employment prior to the expiration of a designated period of time or the occurrence of other events.

II. Stock Awards

      2.1 Form of Award. The Committee may in its discretion provide that a Participant shall receive stock awards, whether performance awards, performance shares or fixed awards, in the form of shares of Common Stock, but which may be forfeitable and/or with restrictions on transfer in any form as hereinafter provided.

      2.2 Performance Awards. Awards may be made in terms of a stated potential maximum number of shares, with the actual number earned to be determined by reference to the level of achievement of corporate, group, division, individual or other specific objectives over a period or periods of not less than one nor more than ten years. No right or interests of any kind shall be vested in an individual receiving a performance award until the conclusion of the period or periods and the determination of the level of achievement specified in the award, and the time of vesting thereafter shall be as specified in the award.

      2.3 Fixed Awards. Awards may be made that are not contingent on the performance of objectives but that are contingent on the Participant’s continuing in the employ of the Company, rendering consulting services or refraining from competitive activities for a period to be specified in the award, which period shall be not less than one year.

      2.4 Rights With Respect to Restricted Stock Awards. Awards may be made in the form of shares that are subject to restrictions on transfer, as determined by the Committee. Unless otherwise provided by the Committee, the Participant who receives shares of restricted Common Stock shall have the right to vote the shares and to receive dividends thereon from the dated of issuance, unless and until forfeited.

      2.5 Terms and Conditions. Shares of restricted Common Stock issued pursuant to an award shall be released from the restrictions at the times determined by the Committee. The award shall be paid to the Participant either in shares of Common Stock having a fair market value equal to the maturity value of the award, or in cash equal to the maturity value of the award, or in such combination thereof as the Committee shall determine.

III. Share Units

      3.1 Credits. The Committee may in its discretion provide that a Participant shall receive a credit of share units, each of which is equivalent to a share of Common Stock except for the power to vote and the entitlement to current dividends.

      3.2 Rights With Respect to Share Units. If share units are credited to a Participant, amounts equal to dividends otherwise payable on a like number of shares of Common Stock after the crediting of the units may, in the discretion of the Committee, be paid to the Participant as and when paid, or converted into additional share units which shall be credited to the Participant and held until later forfeited or paid out. Share units may be paid to the Participant in the form of cash, shares of Common Stock or a combination thereof, according to such requirements and guidelines as the Committee shall deem appropriate.

IV. Money Credits

      4.1 Credits. The Committee may in its discretion provide that a Participant shall receive a credit of money credits, which shall be in units of a dollar or a fraction thereof.

      4.2 Rights With Respect to Money Credits. If a Participant is credited with money credits, a money account shall be established for the Participant which shall be credited with interest equivalents on amounts previously credited to the account, or an amount equal thereto paid to the Participant, on a calendar quarter basis compounded at such rate as the Committee determines to be appropriate from time to time. Money credits may be paid to the Participant in the form of cash, shares of Common Stock or a combination thereof, according to such requirements and guidelines as the Committee shall deem appropriate.

V. Stock Options

      5.1 Grants. The Committee may in its discretion provide that a Participant shall receive an option to purchase shares of Common Stock.

      5.2 Terms and Conditions of Options. Options shall contain such terms and conditions as the Committee shall specify, may either be “incentive stock options” as defined in Section 422(b) of the Code or nonqualified stock options, and, at the discretion of the Committee, may include a reload feature. No option shall be exercisable more than ten years after the date of grant. The per share option price shall be not less than 100% of the fair market value at the time the option is granted, unless otherwise determined by the Committee. Upon exercise, the option price may be paid in cash, in shares of Common Stock having a fair market value equal to the option price or a combination thereof, or in such other manner as the Committee, in its discretion, either at the time of grant or thereafter, may provide, and the Committee may, in its discretion, require as a condition of exercise that the optionee pay to the Company any federal, state or local withholding tax or employment tax required by law to be paid over as a result of such exercise, which payment may be made in cash, in shares of Common Stock, or in a combination thereof, having a market value equal to the amount of the required withholding tax. Unless otherwise determined by the Committee, options shall not be transferable, except that such options may be exercised by the executor, administrator or personal representative of a deceased optionee through a period not to exceed the date on which the option expires or three years after the death of such optionee, whichever is earlier. Options may be exercised during the optionee’s continued employment with the Company and for a three year period thereafter, or for such other period thereafter as the Committee may determine, but in no event after the date on which the option expires.

      5.3 Incentive Stock Options. With respect to incentive stock options, to the extent that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as nonqualified stock options. The per share option price for an incentive stock option shall not be less than 100% of the fair market value of a share of Common Stock at the time the option is granted (110% of the fair market value of a share of Common Stock at the time the option is granted in the case of an incentive stock option granted to an employee, who, at the time the incentive stock option is to be granted to such employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a parent or a subsidiary within the meaning of Sections 422(e) and 422(f), respectively, of the Code (a “Ten-Percent Stockholder”). Further, no incentive stock option shall be exercisable after the expiration of ten years from the date such option is granted (five years in the case of an incentive stock option granted to a Ten-Percent Stockholder).

      5.4 Non-Employee Director’s Stock Options. Notwithstanding anything herein to the contrary, for any Director of the Company who is not an officer or employee of the Company or its subsidiaries or affiliates (a “Non-Employee Director”) joining the Board between January and the date of the meeting of the full Board of Directors in May of each year, such Non-Employee Director shall automatically receive, without any further action required by the Committee or anyone, a grant of stock options having a Black Scholes value, as determined by an independent compensation consultant designated by the Company, equal to the Non-Employee Director’s annual retainer; and, for any Non-Employee Director joining the Board between the date of the meeting of the Board in May and December 31 of any year, such Non-Employee Director will receive a stock option in the amount described above at the Board meeting at which such Director joins the Board; provided that each of the options shall have the following terms and conditions: (1) a term of ten (10) years from the date of grant; (2) vesting at the rate of twenty-five percent (25%) per year of continuous service as a Non-Employee Director based on grant date anniversaries; (3) the exercise price shall be the Fair Market Value of a share of Common Stock on the date of grant; (4) after termination, each option shall continue to vest during such post-termination period and shall be exercisable to the extent vested (a) for the balance of the term of the option, if the termination was the result of retirement on or after age 65 or disability, as defined in the Company’s applicable retirement or welfare plan; (b) for twelve (12) months if the termination was the result of the death of the Optionee or (c) immediately upon termination, if the termination was the result of resignation or dismissal; and (5) each option may be exercised with cash, stock (provided such stock was owned at least six (6) months as of the date of exercise) or a combination of both.

VI. Stock Appreciation Rights

      6.1 Grants. The Committee may in its discretion provide that a Participant shall receive rights entitling such Participant to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of Common Stock from the date of grant, or in the case of rights granted in tandem with or by reference to a stock option granted simultaneously with or prior to the grant of such rights, from the date of grant of the related stock option to the date of exercise.

      6.2 Terms of Grant. Such rights may be granted in tandem with or with reference to a related stock option, in which event the grantee may elect to exercise either the option or the right (as to the same shares of Common Stock subject to the option and the right), or the right may be granted independently of a stock option. The right shall be exercisable not more than ten years after the date of grant. Stock appreciation rights shall not be transferable, except that such rights may, if the grant so provides, be exercised by the executor, administrator or personal representative of the deceased grantee within three months after the death of the grantee, and rights may be exercised during the individual’s continued employment with the Company and for a period not in excess of three months following termination of employment, or for such longer period thereafter as the Committee may determine, but in no event after the date on which such stock appreciation rights expire, provided that if the grantee is a member of the Board of Directors, the stock appreciation rights may, if the term of the grant so provides, be exercised following termination of employment for three months or during such longer period as the grantee shall continue to serve as a member of the Board of Directors, or for such longer period thereafter as the Committee may determine, but in no event after the date on which such stock appreciation rights expire.

      6.3 Payment on Exercise. Upon exercise of a right, the grantee shall be paid the excess of the then fair market value of the number of shares to which the right relates over the exercise price of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or a combination thereof, as the Committee shall determine.

VII. Performance Units

      The Committee may in its discretion provide that a Participant shall receive performance units, subject to such terms and conditions as the Committee in its discretion shall determine. The Committee shall establish a dollar value for each performance unit, the performance goals to be attained in respect of the performance unit, the various percentages of performance unit value to be paid out upon the attainment, in whole or in part, of the performance goals and such other performance unit terms, conditions and restrictions, as the Committee shall deem appropriate. As soon as practicable after the termination of the performance period, the Committee shall determine the payment, if any, which is due on the performance unit in accordance with the terms thereof. The Committee shall determine, among other things, whether the payment shall be made in the form of cash or shares of Common Stock, or a combination thereof.

VIII. Incentive Compensation Awards

      The Committee in its discretion may establish annual and long-term incentive compensation programs pursuant to which incentive compensation awards may be granted to selected Participants, subject to such terms and conditions as the Committee in its discretion shall determine.

IX. Section 162(m) Awards

      9.1 Performance Based Awards. The Committee shall determine the amount of each annual or long-term incentive compensation award, stock award, restricted stock award, money credit award, share, performance or phantom unit award or other performance based award, and shall specify with respect thereto Performance Goals (as defined in Section 9.2 below) and a performance period during which such Performance Goals are required to be achieved. Any award that is conditioned on the achievement of performance goals that are not defined as Performance Goals in this Section 9.1 shall be bifurcated into separate awards so that the awards subject to this Article IX shall be conditioned solely on the achievement of Performance Goals. Unless otherwise provided by the Committee in connection with either a specified termination of employment or the occurrence of a Change in Control (as defined in Section 11.2 hereof), payment in respect of awards granted pursuant to this Article IX shall be made only if and to the extent the Performance Goals with respect to such performance period are attained. Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which specified percentages (which may be greater than 100) of the award shall be paid or credited.

      9.2 Performance Goals and Performance Periods. The Performance Goals underlying the awards granted pursuant to this Article IX shall be the performance goals established by the Committee, which must be met during the applicable performance period as a condition of the Participant’s receipt of payment (or, in the case of stock awards or restricted stock awards, the lapse of restrictions) with respect to an award, and which are based on the attainment of thresholds with respect to one or more of the following objective business criteria: earnings per share, return on equity, pre-tax profit, post-tax profit, consolidated net income, stock price, market share, sales, unit sales volume, return on assets, return on invested capital, cash flow, discounted cash flow, economic value added, costs, production, unit production volume, total shareholder return.

      With respect to annual incentive compensation awards, the performance period shall mean each calendar year, or, if different, each plan year. With respect to long-term incentive compensation awards, the performance period shall mean the period of consecutive plan years or such other period (which in no case may be less than one plan year) as may be determined by the Committee.

      9.3 Maximum Limitation on Section 162(m) Awards (Other than Stock Options and Stock Appreciation Rights). In no event shall payment be made with respect to annual incentive compensation awards granted pursuant to this Article IX for any plan year valued as of the end of such plan year, in an amount that exceeds the lesser of 250% of such Participant’s annual rate of base salary as in effect as of the first day of the applicable plan year, without regard to any optional or mandatory deferral of base salary pursuant to any salary deferral arrangement (“Annual Base Salary”) and $3,000,000. In addition, during the term of the Plan, no Participant can receive restricted stock awards relating to shares of Common Stock that in the aggregate exceed 375,000 shares of Common Stock, as adjusted pursuant to the terms hereof. Further, with respect to all awards granted pursuant to this Article IX that are not annual incentive compensation awards, stock options, stock appreciation rights or restricted stock awards, in no event shall payment be made with respect to such awards for any three-year period, valued as of the end of such three-year period, in an amount that exceeds the lesser of 100% of such Participant’s Annual Base Salary and $900,000.

      9.4 Time and Form of Payment. Amounts in respect of awards granted under this Article IX shall be paid after the end of the applicable performance period, at such time as the Committee shall determine. Unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee. Payments shall be made either in cash, in Common Stock, in such other form as determined by the Committee or in a combination of the foregoing, as determined by the Committee.

      With respect to all employees who are Covered Employees (as defined in Section 162(m)), the foregoing provisions shall apply to the extent necessary for the awards granted pursuant to this Article IX to satisfy the applicable requirements of Section 162(m).

X. Loans

      The Committee may, in its discretion, authorize loans by the Company to Participants in connection with the grant of stock awards, other awards hereunder or the exercise of options or stock appreciation rights. The loans shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose from time to time. Every loan shall meet all applicable laws, regulations and rules of the Internal Revenue Service, the Federal Reserve Board and any other governmental agency having jurisdiction.

XI. Miscellaneous

      11.1 Withholding. In addition to any other withholding provisions set forth in Section 5.2 hereof, the Company or a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled directly or indirectly, by the Company (an “Associated Company”) may make such provisions as it may deem appropriate for the withholding of any taxes that the Company or Associated Company determines is required to be withheld in connection with any award or distribution hereunder, including permitting Participants to authorize the Company to withhold shares of Common Stock earned with respect to any grant or award.

      11.2 Change in Control. For purposes of the Plan and the Programs, a “Change in Control” shall be deemed to have occurred:

(a) if and when any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended,) in a transaction or series of transactions, is or becomes a beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired by an employee benefit plan of the Company or any subsidiary thereof, or any trustee or other fiduciary holding securities under any such employee benefit plan), representing 5% or more of the combined voting power of the Company’s then outstanding securities and there is outstanding an exchange or tender offer for securities of the Company (other than any such exchange or tender offer by the Company or by members of the Wrigley and Offield families); or

(b) if any “person” (as above-referenced but excluding members of the Wrigley and Offield families) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities

(not including in the securities beneficially owned by such person any securities acquired by an employee benefit plan of the Company or any subsidiary thereof or any trustee or other fiduciary holding securities under any such employee benefit plan).

      11.3 Certain Provisions Relating to Participation. No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants.

      Except as otherwise required by applicable law, no rights under the Plan or Programs, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature, except that, under such rules and regulations as the Committee may establish, a Participant may designate a beneficiary to receive, in the event of death, any amount that would otherwise have been payable to the Participant or that may become payable on account of or following his or her death except that, if any amount shall become payable to the executor or administrator of the Participant, such executor or administrator may transfer the right to the payment of any such amount to the person, persons or entity (including a trust) entitled thereto under the will of the Participant or, in case of intestacy, under the laws relating to intestacy.

      By accepting any benefits under the Plan or Programs, each Participant and each person claiming under or through a Participant shall be conclusively deemed to have indicated their acceptance and ratification of and consent to any action or decision taken or made or to be taken or made under the Plan or Program, as the case may be, by the Committee, the Company or the Board of Directors.

      Subject to any applicable forfeiture provisions provided in the Programs, each Participant shall have a vested, unconditional and nonforfeitable right to receive a distribution or distributions of the amount credited to such Participant’s respective accounts, but only at, and not until, the time or times and only in the manner provided for in the Plan or applicable Programs. However, no funds, securities or other property of any nature shall be segregated or earmarked for any current or former Participant, beneficiary or other person. Accordingly, no current or former Participant, beneficiary or other person, individually or as a member of a group, shall have any right, title or interest in an account in any fund or specific sum of money, in any asset or in any shares of stock that may be acquired by the Company in respect of its obligations hereunder, the sole right of the Participant being to receive distributions, as set forth in the Plan or Programs, as a general creditor of the Company with an unsecured claim against the Company’s general assets.

      The Plan and Programs shall be binding upon, and shall inure to the benefit of, the Company and its successors and assigns and the Participants and their heirs, administrators and personal representatives.

      11.4 Governing Law. The Plan and Programs shall be construed in accordance with and governed by the laws of the State of Delaware.

XII. Interpretation

      The Plan and the Programs thereunder are designed and, to the extent determine by the Committee, in its discretion, intended to comply with Rule 16b-3 and Section 162(m), in each case, to the extent applicable, and all provisions hereof shall be construed in a manner to so comply.

The Gleacher Center is located one block East of the Wrigley Building.

THE UNIVERSITY OF CHICAGO, GLEACHER CENTER

450 North Cityfront Plaza Dr.

Chicago, Illinois 60611
312.464.8787

G		Please mark your votes as in this example.

This proxy card represents all shares of Wrigley stock (both Common and Class B Common) held in the registration indicated below. For employee stockholders, this includes your shares held in the Wrigley Savings Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5, 6, 7 AND 8.

		FOR	WITHHELD	The nominees are:					FOR	AGAINST	ABSTAIN
1.	Election of Directors; and			01 John F. Bard 02 Howard B. Bernick 03 Thomas A. Knowlton 04 Penny Pritzker 05 Melinda R. Rich	06 Steven B. Sample 07 Alex Shumate 08 Richard K. Smucker 09 William Wrigley, Jr.		4.	Limit the size of the Board of Directors			
For all nominee(s) except vote withheld from the following:							5.	Amend the automatic Class B Common Stock conversion provision			
Amend the Company's Certificate of Incorporation to:							6.	Amend the sunset provision for Class B Common Stock; and			
				FOR	AGAINST	ABSTAIN
2.	Adopt a Classified Board of Directors						7.	Amendment to the 1997 Management Incentive Plan; and			

3.	Amend requirement that stockholder action be taken at a meeting						8.	Ratification of appointment of independent auditors Ernst & Young LLP for the year ending 12/31/02.			
							THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 9.
									FOR	AGAINST	ABSTAIN
							9.	Stockholder Proposal			
							NOTE:

Please sign exactly as name appears on this card. Joint owners should each sign personally. Corporation proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

							SIGNATURE(S) DATE
/*\ FOLD AND DETACH HERE /*\

Wm. Wrigley Jr. Company stockholders can now vote their shares over the telephone or the Internet. This eliminates the need to return the proxy card.

To vote your shares over the telephone or the Internet you must have your proxy card and Social Security Number available. The Voter Control Number that appears in the box above must be used in order to vote by telephone or over the Internet. These systems can be accessed 24 hours a day, even days a week up until the day prior to the meeting.

1.	To vote over the telephone:
	On a touch-tone telephone call toll free 1-877-PRX-VOTE (1-877-779-8683).
	If you are calling from outside the United States, you may call 1-201-536-8073.

2.	To vote over the Internet:
	Log on to the Internet and go to the web site http://www.eproxyvote.com/wwy

Your vote over the telephone or the Internet instructs the Trustee in the same manner as if you marked, signed, dated and returned your proxy card.
If you choose to vote your shares over the telephone or the Internet, there is no need for you to mail back your proxy card.

Your vote is important. Thank you for voting.

Wm. WRIGLEY Jr. Company	PROXY CARD

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on March 5, 2002.

This proxy will be voted as specified by the stockholder. If no specification is made, all shares of both classes of stock will be voted as set forth in the proxy statement FOR Items 1, 2, 3, 4, 5, 6, 7, 8 and AGAINST Item 9.

The stockholder represented herein appoints William Wrigley, Jr., Richard K. Smucker, Howard Malovany or any of them, proxies with power of substitution to vote all shares of Common Stock and Class B Common Stock entitled to be voted by said stockholder(s) at the Annual Meeting of Stockholders of the Wm. Wrigley Jr. Company to be held at the Gleacher Center, Chicago, Illinois, on March 5, 2002, at 9:00 a.m., and at any adjournment thereof, as specified in this proxy. The proxies are authorized in their discre-
tion to vote upon such other business as may properly come before the meeting.

Your vote is Important!

Please sign and date on the reverse side of this proxy card and return promptly in the enclosed postage-paid envelope.

If you attend the meeting, you may revoke your proxy and vote in person.

/*\ FOLD AND DETACH HERE /*\

Wm. WRIGLEY Jr. Company
WRIGLEY BUILDING • 410 N. MICHIGAN AVENUE, CHICAGO, ILLINOIS 60611 Telephone: 312-644-2122 • Internet: http://www.wrigley.com February 5, 2002

Dear Stockholder:

You are cordially invited to attend the 99th Annual Meeting of Stockholders of the Wm. Wrigley Jr. Company, which will be held at the University of Chicago, Gleacher Center, 450 North Cityfront Plaza Drive, Sixth Floor, Chicago, Illinois, at 9:00 a.m., on Tuesday, March 5, 2002.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon by the stockholders.

Whether or not you plan to attend this meeting, please sign, date and return your proxy card above, or vote over the phone or Internet, as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally. It is very important that your stock be represented.

Sincerely, WILLIAM WRIGLEY, JR. President and Chief Executive Officer